UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-9465
                                                     ---------------------

              Nuveen Connecticut Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
 May 31, 2008

                Nuveen Investments
                MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                   NUVEEN CONNECTICUT
                                                   PREMIUM INCOME
                                                   MUNICIPAL FUND
                                                   NTC

                                                   NUVEEN CONNECTICUT
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NFC

                                                   NUVEEN CONNECTICUT
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND 2
                                                   NGK

                                                   NUVEEN CONNECTICUT
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND 3
                                                   NGO

                                                   NUVEEN MASSACHUSETTS
                                                   PREMIUM INCOME
                                                   MUNICIPAL FUND
                                                   NMT

                                                   NUVEEN MASSACHUSETTS
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NMB

                                                   NUVEEN INSURED
                                                   MASSACHUSETTS
                                                   TAX-FREE ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NGX

                                                   NUVEEN MISSOURI
                                                   PREMIUM INCOME
                                                   MUNICIPAL FUND
                                                   NOM

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

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

Chairman's
LETTER TO SHAREHOLDERS


Photo of: Robert P. Bremner


Robert P. Bremner  |  Chairman of the Board

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers' Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
July 15, 2008

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds   |   NTC, NFC, NGK, NGO,
                                                    NMT, NMB, NGX, NOM


Portfolio managers Cathryn Steeves and Scott Romans review economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these eight Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Connecticut and Massachusetts Funds since 2006. Scott, who has been with Nuveen since 2000, assumed portfolio management responsibility for NOM in 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED MAY 31, 2008?

During this period, developments in the credit markets led to increased price volatility and tightening liquidity, causing a flight to quality. These developments, which began to take shape last summer, became particularly evident in August 2007 when market concerns about defaults on sub-prime mortgages resulted in a liquidity crisis across all fixed income asset classes. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone.

The Fed's actions also were a response to increased signs of weakness in the U.S. economy, as evidenced by the slowing growth of the U.S. gross domestic product (GDP), a closely watched measure of economic performance. While GDP expanded at 3.8% in the second quarter of 2007 and 4.9% in the third quarter, this measure dropped sharply to 0.6% in the fourth quarter of 2007 (all GDP numbers annualized). In the first quarter of 2008, GDP grew at an annual rate of 1.0%, restrained by a 25% decline in residential investment and the weakest consumer spending since 2001. Driven largely by increased energy and food prices, the Consumer Price Index (CPI) registered a 4.2% year-over-year gain as of May 2008. The core CPI (which excludes food and energy prices) rose 2.3% between June 2007 and May 2008, remaining above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new jobs creation since 2003, breaking the longest string of employment growth (fifty-two months) in U.S. history. The national unemployment rate for May 2008 was 5.5%, its highest level since October 2004, compared with 4.5% in May 2007. The 0.5% increase in this rate between April and May 2008 represented the biggest one-month jump in more than twenty-two years.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. As a



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

result, in February 2008, hedge funds and other non-traditional buyers of municipal bonds were forced to sell holdings of long-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds and higher quality bonds tended to outperform lower quality issues.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended May 2008, municipal bond issuance nationwide totaled $467.0 billion, an increase of 2% from the previous twelve months. As of May 31, 2008, insured bonds comprised 25% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as nontraditional buyers returning to the market in the last few months.

HOW WERE THE ECONOMIC AND MARKET CONDITIONS IN CONNECTICUT, MASSACHUSETTS, AND MISSOURI DURING THIS PERIOD?

Connecticut, which continued to have the highest per-capita income in the nation, benefited from a varied economy driven by the financial services, manufacturing, education and health care sectors. The state also continued to rely heavily on the defense industry, with 25% of its manufacturing jobs concentrated in that sector. Connecticut's 2007 economic growth expanded at a rate of 2.8%, which ranked 11th in the nation in terms of state GDP, compared with the 2.0% national average. However, in recent months, the state's job market has softened. As of May 2008, the unemployment rate in Connecticut was 5.4%, its highest level since 2003, up from 4.4% in May 2007. Due to an increase in tax receipts, Connecticut ended fiscal 2007 with a surplus, marking the fourth consecutive year it had done so. The 2008-2009 Connecticut state budget, which provided for $36 billion in expenditures over the two years, is currently projected to produce a $15.7 million general fund surplus, although tax revenues have weakened in recent months. In April 2008, both Moody's and Standard & Poor's (S&P) confirmed their ratings on Connecticut general obligation debt at Aa3 and AA, respectively, with stable outlooks. Issuance of municipal debt in Connecticut during the twelve months ended May 31, 2008, totaled $7.1 billion, an increase of 55% over the previous reporting period. For the first five months of 2008, issuance reached $3.4 billion, up 130% compared with the first five months of 2007. The majority of this increase was due to the April 2008 issuance of $2.3 billion in taxable general obligation pension bonds, with proceeds deposited in the state's teachers' retirement fund. According to

Moody's, Connecticut's debt per capita was the second highest in the nation (following Massachusetts) in 2007, and the debt per capita/income per capita ratio was the fourth highest among the fifty states.

Massachusetts' economy remained diverse, with growth led by education, health care, financial services and technology. The concentration of colleges and universities in the commonwealth continued to add a degree of stability to the job market and provided a source of well-educated workers for its service industries. Education-related jobs accounted for approximately 5% of Massachusetts' employment, twice the national average. However, employment growth has weakened in recent months, with a May 2008 jobless rate of 4.9%, the highest level in three years, up from 4.5% in May 2007. According to the S&P/Case-Shiller home price index of twenty major metropolitan areas, housing prices in Boston fell 6.4% between April 2007 and April 2008. This compared with an average decline of 15.3% nationwide, the steepest drop since the index was established in 2001. Massachusetts' 2007 economic growth rate of 2.5% ranked it 15th in the nation in terms of state GDP. In fiscal 2008, increased expenditures, notably for the commonwealth's universal health insurance initiative, resulted in a $100 million budget gap, which was addressed through spending reductions and a drawdown of reserves. In March 2008, Moody's confirmed its rating on Massachusetts general obligation debt at Aa2, and S&P confirmed its rating of AA in April 2008. Both rating agencies maintained stable outlooks. For the twelve months ended May 31, 2008, new municipal supply in Massachusetts totaled $13.2 billion, an increase of 5% from the previous reporting period. According to Moody's, Massachusetts' debt per capita ranked as the highest in the nation in 2007, while debt as a percentage of personal income ranked second in the country.

Missouri's economy grew at a considerably slower pace than the national economy in 2007, as continued problems in the state's manufacturing sector were compounded by fallout from a slumping housing market. Missouri's 2007 growth rate of 1.3% (compared with the national average of 2.0%) ranked 36th in terms of state GDP. After a brief period of stability, the state's manufacturing sector continued to shed jobs, most notably in the auto industry. Growth in Missouri was driven mainly by the health and education and the leisure and hospitality sectors, followed by government, professional and business services and retail trade. The state, which recently made efforts to diversify into the highly competitive biotechnology sector, continued to work to attract more high-tech industry. While housing prices in the state have held up relatively well, new home construction was down 50% from 2006 levels, and the consequences were being felt in housing-related industries, including financial services. In May 2008, the jobless rate in Missouri was 6.0%, compared with 4.8% in May 2007, ranking the state 11th in the nation in terms of unemployment. As of May 2008, Moody's and S&P maintained their ratings on Missouri general obligation debt at Aaa/AAA with a stable outlook, reflecting the state's conservative debt and fiscal management practices. During the twelve months ended May 31, 2008, municipal issuance in Missouri was down 30%. For January-May 2008, issuance in the state totaled $1.7 billion, down 30% from the first five months of 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

Among the issues we added to the Connecticut and Massachusetts Funds were health care and long-term care/retirement facilities bonds. The Connecticut Funds also purchased single-family housing credits and higher education bonds, including those issued for Yale University and Quinipiac College. All of the Connecticut and Massachusetts Funds also added exposure to the short end of the yield curve by purchasing small positions in auction rate bonds. Because of their extremely short durations, auction rate securities traditionally have been far more popular with money market fund managers than municipal bond fund managers. But demand for these issues evaporated when the credit markets became relatively illiquid, and their yields rose to unprecedented levels. We saw an opportunity to buy these bonds at attractive prices relative to their income.

In NOM, we were also focused on taking advantage of opportunities presented by the volatility of the past twelve months. When interest rates were low, we continued to purchase defensive, high credit quality bonds that we believed would hold their value well despite market fluctuations. When interest rates backed up, we took an opportunistic approach to increasing NOM's credit exposure at discount prices, adding bonds that we believed had greater performance potential and better structural features. We also watched for opportunities to pick up good values that other investors were forced to sell as a consequence of the lack of liquidity in the market.

To generate cash for purchases, we selectively sold some holdings with shorter durations,(1) including pre-refunded bonds.(2) Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. We also took advantage of strong bids to sell bonds that were attractive to the retail market. In NOM, many of our new purchases were funded by reinvesting the proceeds from bond calls.

As part of our disciplined approach to duration management, we used inverse floating rate securities,(3) a type of derivative financial instrument, in NOM throughout the reporting period. In addition, we added new inverse floating rate securities to all of the Connecticut Funds during the last half of this period. Inverse floaters typically provide the dual benefit of bringing the durations of the Funds closer to our strategic target and enhancing their income-generation capabilities. All of the Connecticut and Massachusetts Funds also used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage the common share net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term. Given the market environment, we thought it prudent to remove the forward interest rate swaps from the majority of these Funds, however as of May 31, 2008, NMT and NMB still held forward interest rate swaps.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 5/31/08

                                            1-Year       5-Year       10-Year
Connecticut Funds
NTC                                          3.60%        3.85%        5.66%
NFC                                          4.62%        4.42%        N/A
NGK                                          4.54%        3.87%        N/A
NGO                                          2.79%        3.61%        N/A

Massachusetts Funds
NMT                                          2.08%        3.95%        5.25%
NMB                                          1.55%        3.87%        N/A

Missouri Fund
NOM                                          0.26%        3.21%        5.15%

Lipper Other States
Municipal Debt Funds
Average(4)                                   0.84%        3.75%        5.25%

Lehman Brothers
Municipal Bond Index(6)                      3.87%        3.67%        5.06%

Insured Massachusetts Fund
NGX                                          3.04%        3.85%        N/A

Lipper Single-State
Insured Municipal Debt
Funds Average(5)                             0.92%        3.60%        5.04%

Lehman Brothers
Insured Municipal
Bond Index(6)                                3.48%        3.60%        5.18%

For the twelve months ended May 31, 2008, the total returns on common share NAV for NFC and NGK exceeded the return on the national Lehman Brothers Municipal Bond Index, while NTC, NGO, NMT, NMB and NOM trailed this index. For the same period, NGX underperformed the return on the Lehman Brothers Insured Municipal Bond Index. At the same time, NTC, NFC, NGK, NGO, NMT, and NMB outperformed the average return for the Lipper Other States Municipal Debt Funds Average, NOM lagged this group average, and NGX outperformed the Lipper Single-State Insured Municipal Debt Funds Average.

One of the factors influencing the performance of these Funds relative to those of the unleveraged Lehman Brothers Municipal Bond Index and Lehman Brothers Insured



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 43; 5 years, 43; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 44; 5 years, 44; and 10 years, 24. Fund and Lipper returns assume reinvestment of dividends.

(6) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

Municipal Bond Index was the use of financial leverage. While leverage provides opportunities for additional income and total returns for common shareholders, the benefits of leveraging are impacted by the general price movements of the bonds in each Fund's portfolio. During this period, the Funds' borrowing costs remained relatively high, which generally had a negative impact on total returns. In addition, in the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings--whether positive or negative--was magnified by the use of leverage.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by lower-rated municipal bond insurers.

Bonds in the Lehman Brothers Municipal Bond Index with maturities of less than eight years, especially those maturing in approximately four to six years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (twenty-two years and longer) posted the worst returns. For the most part, the duration positioning of the Connecticut and Massachusetts Funds was a net positive for performance during this period. Although the Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by their heavier allocations to the intermediate part of the yield curve, which performed relatively well, and lower weightings in the underperforming long part of the curve. In NOM, which had the longest duration among these Funds, duration positioning had a moderately negative impact on the Fund's return.

As mentioned earlier, the Connecticut and Massachusetts Funds used forward interest rate swaps during part of this period to synthetically extend their durations and move them closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of forward interest rate swaps had a positive impact on the return performance of these seven Funds. This was due to the fact that the interest rate swaps provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, the interest rate swaps performed very well. After the removal of the forward interest rate swaps in NTC, NFC, NGK, NGO and NGX, the durations of these Funds remained slightly short of our strategic target, which helped their performances as shorter duration bonds outperformed.

The inverse floaters used by NOM throughout the period had a negative impact on this Fund's performance. This resulted from the fact that the inverse floaters effectively increased NOM's exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. In addition, the securities used to fund the inverse floaters, although insured, performed very poorly due to long duration, low underlying credit rating (BBB), and the downgrade of the bond's insurer (Ambac). All of the inverse floaters benefited these Funds by helping to support their income streams.

Bonds rated BBB or below generally posted poor returns. The underperformance of the lower credit quality sectors was largely the result of risk-averse investors' flight to quality as disruptions in the financial and housing markets deepened. Among the Connecticut Funds, NTC, NFC and NGK allocated approximately 9% of their portfolio to BBB rated bonds, while NGO allocated 14% to bonds rated BBB as of May 31, 2008. In Massachusetts, NMT and NMB had weightings of approximately 14% and 16%, respectively, to the lower-rated and non-rated credit categories. The insured NGX, which can invest up to 20% of its assets in uninsured investment-grade quality securities, held 1% of its uninsured portfolio in bonds rated BBB as of May 31, 2008, and the Fund benefited from this overall higher credit quality. In NOM, BBB rated and non-rated bonds accounted for more than 23% of the Fund's portfolio. The credit positions of NGO, NMB, and NOM were generally weaker than those of the other five Funds, and the negative impact of this greater exposure to credit risk accounted for some of the performance differentials among these Funds.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care (including hospitals and long-term care) sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. The housing sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised slightly over 1% of the portfolios of NTC and NGK and 2.3% of NGO as of May 31, 2008.

Sectors of the market that generally contributed positively to the Funds' performances included general obligation bonds, water and sewer, special tax issues and education. Pre-refunded bonds performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these Funds, NGX held 23%, NFC and NOM held 14%, NGK 12%, NMB 11% and NTC 7% or more of their portfolios in pre-refunded bonds.

All of the Funds were also impacted by their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies declined, detracting from the Funds' performance. NOM, in particular, was negatively affected by its relatively higher exposure to bonds insured by CIFG Guaranty and FGIC Corporation, two of the municipal bond insurers that were downgraded to sub-investment grade levels. On the whole, however, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

The portfolios of investments reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. During the period covered by this report, each of these insurers experienced one or more rating reductions by at least one or more rating agencies. Subsequent to May 31, 2008, at least one rating agency further reduced their rating and at least one rating agency had withdrawn their rating for AMBAC-insured and MBIA-insured bonds. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen Funds' Board of Directors/Trustees approved changes to the investment policies of all of the Nuveen insured municipal closed-end funds. The new policies require that (1) at least 80% of a Fund's net assets must be invested in insured municipal bonds guaranteed by insurers rated "A" or better by at least one rating agency at the time of purchase; (2) at least 80% of a Fund's net assets must be invested in municipal bonds rated "AA" or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of a Fund's net assets may be invested in uninsured municipal bonds rated "A" to "BBB" by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the Funds' investment portfolios for current and future environments. Insured Massachusetts Tax-Free Advantage (NGX) implemented these policy changes on March 20, 2008.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION


As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which remained relatively high. Some of the Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly common share dividend reduction in NTC and NGK and two reductions in NGO during this reporting period. Over the twelve-month reporting period ended May 31, 2008, the dividends of NFC, NMT, NMB, and NOM remained stable. In NGX, we were able to increase the dividend effective August 2007.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2007 as follows:

                                         Short-Term Capital Gains
               Long-Term Capital Gains     and/or Ordinary Income
                           (per share)                (per share)
NTC                            $0.0288                         --
NFC                            $0.0648                    $0.0016
NGK                            $0.0738                         --
NMT                            $0.0166                         --
NMB                            $0.0248                         --
NOM                            $0.1265                         --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2008, all of the Funds in this report with the exception of NOM, had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes. NOM had a positive UNII balance for both tax and financial statement purposes.

As of May 31, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:


                              5/31/08      Twelve-Month Average
                     Premium/Discount          Premium/Discount
NTC                            -1.19%                    -2.01%
NFC                            +1.63%                    +1.14%
NGK                            +1.63%                    +1.16%
NGO                            -3.20%                    -3.13%
NMT                            -4.29%                    -5.74%
NMB                            +1.74%                    -1.67%
NGX                            -0.98%                    -2.27%
NOM                            +9.17%                    +4.23%

NTC
Performance
OVERVIEW


Nuveen Connecticut Premium Income Municipal Fund
                               as of May 31, 2008



Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              71%
AA                               19%
A                                 1%
BBB                               9%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                            0.052
Jul                            0.052
Aug                            0.052
Sep                            0.052
Oct                            0.052
Nov                            0.052
Dec                            0.052
Jan                            0.052
Feb                            0.052
Mar                            0.049
Apr                            0.049
May                            0.049

Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       15.18
                              15.29
                              15.11
                              14.5
                              15.2
                              14.76
                              14.76
                              14.85
                              14.4
                              14.52
                              14.34
                              13.9
                              13.7
                              14.04
                              14.18
                              14.14
                              14.09
                              14.2
                              13.97
                              13.67
                              13.64
                              13.71
                              13.65
                              13.51
                              13.01
                              13.1
                              13.38
                              13.62
                              13.59
                              13.03
                              13.33
                              14.08
                              13.9
                              13.76
                              14.054
                              13.87
                              14.08
                              13.27
                              13.3
                              13.22
                              13.86
                              13.61
                              13.1
                              13.36
                              13.31
                              13.4501
                              13.41
                              13.65
                              13.93
                              13.95
                              14.1
                              13.95
                              14.08
5/31/08                       14.08


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.08
------------------------------------
Common Share
Net Asset Value               $14.25
------------------------------------
Premium/(Discount) to NAV     -1.19%
------------------------------------
Market Yield                   4.18%
------------------------------------
Taxable-Equivalent Yield(2)    6.11%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $76,441
------------------------------------
Average Effective Maturity
on Securities (Years)          16.93
------------------------------------
Leverage-Adjusted Duration      8.57
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.08%         3.60%
------------------------------------
5-Year          1.50%         3.85%
------------------------------------
10-Year         4.48%         5.66%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               24.6%
------------------------------------
Tax Obligation/General         17.5%
------------------------------------
Tax Obligation/Limited         13.9%
------------------------------------
Health Care                    10.8%
------------------------------------
U.S. Guaranteed                 8.1%
------------------------------------
Water and Sewer                 7.5%
------------------------------------
Housing/Single Family           4.8%
------------------------------------
Other                          12.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0288 per share.

NFC
Performance
OVERVIEW


Nuveen Connecticut Dividend Advantage Municipal Fund
                               as of May 31, 2008



Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              65%
AA                               20%
A                                 6%
BBB                               9%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                           0.0555
Jul                           0.0555
Aug                           0.0555
Sep                           0.0555
Oct                           0.0555
Nov                           0.0555
Dec                           0.0555
Jan                           0.0555
Feb                           0.0555
Mar                           0.0555
Apr                           0.0555
May                           0.0555


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       16.3
                              16
                              16.21
                              16.28
                              15.92
                              15.78
                              15.8
                              15.12
                              15.3
                              15.34
                              16.5
                              15.3
                              14.64
                              15.2
                              15.25
                              15.42
                              15.14
                              15.07
                              14.9176
                              14.55
                              14.4
                              14.47
                              14.44
                              14.21
                              13.9
                              13.82
                              14.11
                              14.13
                              14.03
                              13.72
                              13.88
                              14.56
                              14.64
                              14.85
                              14.85
                              14.84
                              14.85
                              14.3
                              14.25
                              14.06
                              14.6
                              14.28
                              14.26
                              14.25
                              14.37
                              14.3101
                              14.45
                              14.52
                              14.71
                              14.88
                              14.67
                              15.03
                              14.93
5/31/08                       14.93


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.93
------------------------------------
Common Share
Net Asset Value               $14.69
------------------------------------
Premium/(Discount) to NAV      1.63%
------------------------------------
Market Yield                   4.46%
------------------------------------
Taxable-Equivalent Yield(2)    6.52%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $37,874
------------------------------------
Average Effective Maturity
on Securities (Years)          16.29
------------------------------------
Leverage-Adjusted Duration      8.60
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.10%         4.62%
------------------------------------
5-Year          3.46%         4.42%
------------------------------------
Since
Inception       5.26%         5.98%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               23.3%
------------------------------------
U.S. Guaranteed                19.3%
------------------------------------
Tax Obligation/Limited         16.6%
------------------------------------
Tax Obligation/General          8.3%
------------------------------------
Water and Sewer                 8.1%
------------------------------------
Health Care                     7.6%
------------------------------------
Housing/Single Family           4.6%
------------------------------------
Other                          12.2%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0664 per share.

NGK
Performance
OVERVIEW


Nuveen Connecticut Dividend Advantage Municipal Fund 2
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              69%
AA                               22%
BBB                               9%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                            0.058
Jul                            0.058
Aug                            0.058
Sep                            0.058
Oct                            0.055
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.055
Apr                            0.055
May                            0.055

Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       16.65
                              16.55
                              16.1401
                              16.33
                              15.8
                              15.79
                              15.79
                              15.7
                              15.55
                              15.8
                              15.5
                              15.35
                              15.695
                              15.3
                              15.9
                              16
                              16
                              15.39
                              14.58
                              14.5
                              14.29
                              14.5399
                              14.45
                              14.34
                              13.93
                              14.05
                              14.2
                              14.18
                              14.24
                              14.082
                              13.72
                              14.46
                              14.7
                              15
                              14.78
                              14.84
                              15.12
                              14.1301
                              14.41
                              13.76
                              14.4656
                              14.7
                              13.91
                              14.19
                              14.21
                              14.26
                              14.37
                              14.44
                              14.54
                              15.15
                              14.62
                              14.92
                              15
5/31/08                       15


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.00
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV      1.63%
------------------------------------
Market Yield                   4.40%
------------------------------------
Taxable-Equivalent Yield(2)    6.43%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $34,188
------------------------------------
Average Effective Maturity
on Securities (Years)          16.19
------------------------------------
Leverage-Adjusted Duration      8.35
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.63%         4.54%
------------------------------------
5-Year          4.62%         3.87%
------------------------------------
Since
Inception       5.64%         6.28%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               22.2%
------------------------------------
U.S. Guaranteed                18.3%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Tax Obligation/Limited         10.8%
------------------------------------
Health Care                     8.7%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
Transportation                  4.1%
------------------------------------
Housing/Single Family           4.1%
------------------------------------
Other                          10.7%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0738 per share.

NGO
Performance
OVERVIEW


Nuveen Connecticut Dividend Advantage Municipal Fund 3
                               as of May 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              68%
AA                               18%
BBB                              14%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Jun                            0.052
Jul                            0.052
Aug                            0.052
Sep                            0.052
Oct                           0.0505
Nov                           0.0505
Dec                           0.0505
Jan                           0.0505
Feb                           0.0505
Mar                           0.0485
Apr                           0.0485
May                           0.0485


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       14.8
                              14.6014
                              14.99
                              14.87
                              14.6
                              14.9
                              14.4
                              14.4
                              14.38
                              14.29
                              13.91
                              13.83
                              14
                              14
                              14.13
                              14.2501
                              14.1
                              13.96
                              13.65
                              13.35
                              13.42
                              13.5001
                              13.51
                              13.15
                              12.9601
                              12.75
                              13.41
                              13.52
                              13.35
                              12.63
                              13.15
                              13.77
                              13.95
                              13.82
                              13.75
                              13.52
                              13.728
                              12.9
                              13.11
                              12.75
                              13.6999
                              13.2301
                              12.7
                              12.9
                              13.2199
                              13.07
                              13.178
                              13.3
                              13.13
                              13.52
                              13.5
                              13.48
                              13.63
5/31/08                       13.63


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.63
------------------------------------
Common Share
Net Asset Value               $14.08
------------------------------------
Premium/(Discount) to NAV     -3.20%
------------------------------------
Market Yield                   4.27%
------------------------------------
Taxable-Equivalent Yield(2)    6.24%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $61,476
------------------------------------
Average Effective Maturity
on Securities (Years)          16.67
------------------------------------
Leverage-Adjusted Duration      8.91
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.07%         2.79%
------------------------------------
5-Year          3.01%         3.61%
------------------------------------
Since
Inception       3.30%         4.66%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
   Organizations               17.5%
------------------------------------
Tax Obligation/General         17.1%
------------------------------------
Tax Obligation/Limited         14.3%
------------------------------------
U.S. Guaranteed                14.2%
------------------------------------
Water and Sewer                 9.2%
------------------------------------
Long-Term Care                  8.3%
------------------------------------
Health Care                     6.3%
------------------------------------
Other                          13.1%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMT
Performance
OVERVIEW


Nuveen Massachusetts Premium Income Municipal Fund
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1),(2)
AAA/U.S.  Guaranteed             63%
AA                               15%
A                                 8%
BBB                               9%
BB or Lower                       3%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Jun                           0.0515
Jul                           0.0515
Aug                           0.0515
Sep                           0.0515
Oct                           0.0515
Nov                           0.0515
Dec                           0.0515
Jan                           0.0515
Feb                           0.0515
Mar                           0.0515
Apr                           0.0515
May                           0.0515

Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       14.3
                              14.37
                              14.19
                              14.1
                              14.23
                              13.9
                              13.8
                              13.86
                              14.19
                              13.64
                              13.16
                              13.53
                              13.25
                              13.4
                              13.67
                              13.84
                              13.8042
                              13.65
                              13.66
                              13.5
                              13.3601
                              13.33
                              13.42
                              13.14
                              13.04
                              13.03
                              13.11
                              13.25
                              13.04
                              12.61
                              12.67
                              13.47
                              13.72
                              13.79
                              13.78
                              13.97
                              14.09
                              13.04
                              12.98
                              13
                              13.08
                              13.12
                              13.3
                              13.45
                              13.28
                              13.24
                              13.08
                              13.25
                              13.14
                              13.35
                              13.12
                              13.33
                              13.61
5/31/08                       13.61


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.61
------------------------------------
Common Share
Net Asset Value               $14.22
------------------------------------
Premium/(Discount) to NAV     -4.29%
------------------------------------
Market Yield                   4.54%
------------------------------------
Taxable-Equivalent Yield(3)    6.66%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $67,720
------------------------------------
Average Effective Maturity
on Securities (Years)          15.92
------------------------------------
Leverage-Adjusted Duration      8.86
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.48%         2.08%
------------------------------------
5-Year          1.01%         3.95%
------------------------------------
10-Year         3.46%         5.25%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Education and Civic
   Organizations               18.4%
------------------------------------
Health Care                    16.0%
------------------------------------
U.S. Guaranteed                14.8%
------------------------------------
Tax Obligation/General         11.2%
------------------------------------
Tax Obligation/Limited          8.6%
------------------------------------
Water and Sewer                 7.0%
------------------------------------
Transportation                  6.6%
------------------------------------
Other                          17.4%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0166 per share.

NMB
Performance
OVERVIEW


Nuveen Massachusetts Dividend Advantage Municipal Fund
                               as of May 31, 2008



Pie Chart:
Credit Quality (as a % of total investments)(1,2)
AAA/U.S. Guaranteed              57%
AA                               20%
A                                 7%
BBB                              10%
BB or Lower                       4%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Jun                           0.0565
Jul                           0.0565
Aug                           0.0565
Sep                           0.0565
Oct                           0.0565
Nov                           0.0565
Dec                           0.0565
Jan                           0.0565
Feb                           0.0565
Mar                           0.0565
Apr                           0.0565
May                           0.0565


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       16.15
                              16.44
                              15.42
                              15.35
                              15.07
                              15.01
                              14.8
                              14.88
                              15.35
                              14.7
                              14.44
                              14.21
                              14.4
                              14.26
                              14.57
                              14.53
                              14.3
                              14.35
                              14.08
                              14.1
                              14.03
                              14
                              14.13
                              13.84
                              13.93
                              13.67
                              14.0999
                              13.61
                              13.5
                              13.32
                              13.48
                              13.9
                              14.24
                              14.2799
                              14.09
                              14.3801
                              14.52
                              13.5
                              13.98
                              13.73
                              13.62
                              14.29
                              14.28
                              14.109
                              14.5
                              14.96
                              14.49
                              14.2899
                              14.16
                              14.45
                              14.35
                              14.14
                              14.61
5/31/08                       14.61


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.61
------------------------------------
Common Share
Net Asset Value               $14.36
------------------------------------
Premium/(Discount) to NAV      1.74%
------------------------------------
Market Yield                   4.64%
------------------------------------
Taxable-Equivalent Yield(3)    6.80%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $28,135
------------------------------------
Average Effective Maturity
on Securities (Years)          17.93
------------------------------------
Leverage-Adjusted Duration      8.77
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.73%         1.55%
------------------------------------
5-Year          3.42%         3.87%
------------------------------------
Since
Inception       5.40%         6.11%
------------------------------------

INDUSTRIES
(as a % of total investments)(2)
------------------------------------
Education and Civic
   Organizations               22.8%
------------------------------------
Health Care                    17.2%
------------------------------------
U.S. Guaranteed                10.9%
------------------------------------
Tax Obligation/General         10.6%
------------------------------------
Water and Sewer                 8.8%
------------------------------------
Housing/Multifamily             7.5%
------------------------------------
Tax Obligation/Limited          7.2%
------------------------------------
Long-Term Care                  5.3%
------------------------------------
Other                           9.7%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0248 per share.

NGX
Performance
OVERVIEW

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
Insured                          62%
U.S. Guaranteed                  24%
GNMA Guaranteed                   3%
AAA (Uninsured)                   2%
AA (Uninsured)                    6%
A (Uninsured)                     2%
BBB (Uninsured)                   1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Jun                           0.0525
Jul                           0.0525
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       14.54
                              14.37
                              14.1
                              14.03
                              14.25
                              14.05
                              14
                              14.25
                              14.13
                              13.98
                              14.0936
                              13.98
                              14.34
                              13.83
                              14.59
                              14.4
                              14.1
                              13.9101
                              14
                              14.2
                              13.95
                              13.9
                              13.92
                              13.85
                              13.54
                              13.51
                              13.98
                              13.74
                              13.26
                              13.31
                              13.74
                              14.33
                              14.14
                              14.76
                              14.2
                              14.3
                              14.28
                              14.2
                              14.2
                              13.69
                              14.15
                              14.1799
                              13.9088
                              14.04
                              13.9154
                              14.25
                              14.06
                              14.1
                              14
                              14.09
                              14.2
                              14.06
                              14.14
5/31/08                       14.14



FUND SNAPSHOT
------------------------------------
Common Share Price            $14.14
------------------------------------
Common Share
Net Asset Value               $14.28
------------------------------------
Premium/(Discount) to NAV     -0.98%
------------------------------------
Market Yield                   4.63%
------------------------------------
Taxable-Equivalent Yield(2)    6.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $38,873
------------------------------------
Average Effective Maturity
on Securities (Years)          18.01
------------------------------------
Leverage-Adjusted Duration      9.33
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.49%         3.04%
------------------------------------
5-Year          2.80%         3.85%
------------------------------------
Since
Inception       3.92%         5.11%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                23.8%
------------------------------------
Tax Obligation/Limited         15.6%
------------------------------------
Education and Civic
   Organizations               14.5%
------------------------------------
Tax Obligation/General         12.7%
------------------------------------
Health Care                     9.0%
------------------------------------
Water and Sewer                10.6%
------------------------------------
Housing/Multifamily             6.2%
------------------------------------
Other                           7.6%
------------------------------------

INSURERS
(as a % of total Insured investments
------------------------------------
MBIA                           38.1%
------------------------------------
AMBAC                          18.8%
------------------------------------
FGIC                           17.0%
------------------------------------
FSA                            13.7%
------------------------------------
AGC                             7.1%
------------------------------------
XLCA                            5.3%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NOM
Performance
OVERVIEW


Nuveen Missouri Premium Income Municipal Fund
                               as of May 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S.  Guaranteed             51%
AA                               19%
A                                 7%
BBB                               7%
N/R                              16%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545
Nov                           0.0545
Dec                           0.0545
Jan                           0.0545
Feb                           0.0545
Mar                           0.0545
Apr                           0.0545
May                           0.0545


Line Chart:
Common Share Price Performance -- Weekly Closing Price
6/01/07                       16.56
                              16.4
                              15.5
                              15.43
                              15.35
                              15.09
                              15.06
                              14.55
                              14.3
                              14.42
                              14.17
                              13.848
                              14.04
                              14.1
                              14.34
                              14.39
                              14.45
                              14.03
                              14.04
                              14.1
                              14.2
                              14.15
                              14.47
                              14.15
                              14.44
                              14.35
                              14.2
                              14.04
                              13.9
                              13.62
                              14.1399
                              14.08
                              15.02
                              14.82
                              14.6
                              15.25
                              15.44
                              15
                              14.6
                              13.28
                              13.65
                              13.45
                              13.5
                              13.85
                              13.8999
                              13.8
                              14
                              13.94
                              13.96
                              13.82
                              13.85
                              14.51
                              14.76
5/31/08                       14.76



FUND SNAPSHOT
------------------------------------
Common Share Price            $14.76
------------------------------------
Common Share
Net Asset Value               $13.52
------------------------------------
Premium/(Discount) to NAV      9.17%
------------------------------------
Market Yield                   4.43%
------------------------------------
Taxable-Equivalent Yield(2)    6.54%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $31,170
------------------------------------
Average Effective Maturity
on Securities (Years)          14.61
------------------------------------
Leverage-Adjusted Duration      9.53
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.74%         0.26%
------------------------------------
5-Year          2.56%         3.21%
------------------------------------
10-Year         5.85%         5.15%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         19.7%
------------------------------------
Tax Obligation/Limited         18.0%
------------------------------------
U.S. Guaranteed                15.2%
------------------------------------
Health Care                    13.2%
------------------------------------
Water and Sewer                 9.9%
------------------------------------
Housing/Single Family           5.5%
------------------------------------
Long-Term Care                  5.4%
------------------------------------
Other                          13.1%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.1265 per share.

Report of
  INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund (the Funds) as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Connecticut Premium Income Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund and Nuveen Missouri Premium Income Municipal Fund at May 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
July 21, 2008

NTC

Nuveen Connecticut Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8% (1.1% OF TOTAL INVESTMENTS)

$       1,440   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $ 1,372,522
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 38.1% (24.6% OF TOTAL INVESTMENTS)

        1,595   Connecticut Health and Education Facilities Authority, Revenue         7/17 at 100.00        AAA          1,652,675
                 Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                 MBIA Insured

        1,050   Connecticut Health and Education Facilities Authority, University of   7/16 at 100.00         AA          1,050,630
                 Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          925   Connecticut Health and Educational Facilities Authority, Revenue       7/13 at 100.00        AAA            945,785
                 Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 -
                 MBIA Insured

          200   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00         AA            192,974
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

          305   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00         AA            306,092
                 Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                 RAAI Insured

          725   Connecticut Health and Educational Facilities Authority, Revenue       7/08 at 102.00        AAA            740,066
                 Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 -
                 MBIA Insured

          750   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 101.00        Aaa            770,303
                 Bonds, Horace Bushnell Memorial Hall, Series 1999A,
                 5.625%, 7/01/29 - MBIA Insured

          640   Connecticut Health and Educational Facilities Authority, Revenue       7/08 at 100.00        AAA            641,402
                 Bonds, Loomis Chaffee School, Series 1996C, 5.500%, 7/01/16 -
                 MBIA Insured

          800   Connecticut Health and Educational Facilities Authority, Revenue         No Opt. Call        Aaa            883,528
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                 AMBAC Insured

          270   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00        AAA            273,532
                 Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 -
                 AMBAC Insured

        1,375   Connecticut Health and Educational Facilities Authority, Revenue       7/14 at 100.00        AAA          1,446,074
                 Bonds, Trinity College, Series 2004H, 5.000%, 7/01/21 -
                 MBIA Insured

        2,000   Connecticut Health and Educational Facilities Authority, Revenue       7/12 at 101.00         AA          2,010,240
                 Bonds, University of Hartford, Series 2002E, 5.250%, 7/01/32 -
                 RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 100.00        AAA          1,519,140
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

        1,500   Connecticut Health and Educational Facilities Authority, Revenue       7/13 at 100.00        AAA          1,530,960
                 Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42

        3,550   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        AAA          3,647,268
                 Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42

        6,150   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00        AAA          6,356,148
                 Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

          295   Connecticut Higher Education Supplemental Loan Authority, Revenue     11/09 at 102.00        AAA            298,829
                 Bonds, Family Education Loan Program, Series 1999A,
                 6.000%, 11/15/18 - AMBAC Insured (Alternative Minimum Tax)

          660   Connecticut Higher Education Supplemental Loan Authority, Revenue     11/11 at 100.00        Aaa            669,557
                 Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)

        1,000   University of Connecticut, General Obligation Bonds, Series 2004A,     1/14 at 100.00        AAA          1,066,480
                 5.000%, 1/15/18 - MBIA Insured


                                       23

NTC
Nuveen Connecticut Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,220   University of Connecticut, General Obligation Bonds, Series 2005A,     2/15 at 100.00        AAA        $ 1,328,055
                 5.000%, 2/15/17 - FSA Insured

          685   University of Connecticut, General Obligation Bonds, Series 2006A,     2/16 at 100.00         AA            722,106
                 5.000%, 2/15/23 - FGIC Insured

        1,000   University of Connecticut, Student Fee Revenue Refunding Bonds,       11/12 at 101.00        AA-          1,064,810
                 Series 2002A, 5.250%, 11/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,195   Total Education and Civic Organizations                                                                  29,116,654
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.7% (10.8% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Bristol Hospital, Series 2002B:
          500    5.500%, 7/01/21 - RAAI Insured                                        7/12 at 101.00         AA            516,945
          700    5.500%, 7/01/32 - RAAI Insured                                        7/12 at 101.00         AA            708,981

          645   Connecticut Health and Educational Facilities Authority, Revenue       7/10 at 101.00         AA            662,905
                 Bonds, Eastern Connecticut Health Network, Series 2000A,
                 6.000%, 7/01/25 - RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Griffin Hospital, Series 2005B:
          800    5.000%, 7/01/20 - RAAI Insured                                        7/15 at 100.00        Aa3            812,840
          500    5.000%, 7/01/23 - RAAI Insured                                        7/15 at 100.00        Aa3            502,940

          385   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00         AA            386,636
                 Bonds, Hospital For Special Care, Series 2007C,
                 5.250%, 7/01/32 - RAAI Insured

        2,620   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        Aaa          2,668,731
                 Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 -
                 FSA Insured

        2,000   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 101.00        Aaa          2,040,520
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/24 -
                 MBIA Insured

        1,395   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        AAA          1,424,714
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

        3,000   Connecticut Health and Educational Facilities Authority, Revenue       7/08 at 100.50        Aaa          3,032,519
                 Refunding Bonds, Middlesex Health Services, Series 1997H,
                 5.125%, 7/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,545   Total Health Care                                                                                        12,757,731
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance       12/09 at 100.00        AAA          1,019,240
                 Program Bonds, Series 1999D-2, 6.200%, 11/15/41
                 (Alternative Minimum Tax)

        1,000   Connecticut Housing Finance Authority, Multifamily Housing            11/15 at 100.00        AAA            944,370
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Housing/Multifamily                                                                                 1,963,610
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.4% (4.8% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Housing Mortgage
                Finance Program Bonds, Series 2001C:
        1,000    5.300%, 11/15/33 (Alternative Minimum Tax)                           11/10 at 100.00        AAA            983,510
          500    5.450%, 11/15/43 (Alternative Minimum Tax)                           11/10 at 100.00        AAA            488,860

        1,675   Connecticut Housing Finance Authority, Housing Mortgage                5/13 at 100.00        AAA          1,672,538
                 Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34

                Connecticut Housing Finance Authority, Housing Mortgage
                Finance Program Bonds, Series 2006-A1:
          205    4.700%, 11/15/26 (Alternative Minimum Tax)                           11/15 at 100.00        AAA            191,540
          220    4.800%, 11/15/31 (Alternative Minimum Tax)                           11/15 at 100.00        AAA            203,933

        2,100   Connecticut Housing Finance Authority, Housing Mortgage                5/16 at 100.00        AAA          2,113,293
                 Finance Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        5,700   Total Housing/Single Family                                                                               5,653,674
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.2% (1.3% OF TOTAL INVESTMENTS)

$       1,750   Connecticut Resource Recovery Authority, Revenue Bonds,               12/11 at 102.00       Baa2        $ 1,707,580
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 6.0% (3.9% OF TOTAL INVESTMENTS)

          615   Connecticut Development Authority, First Mortgage Gross               10/08 at 101.00       BBB-            621,273
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          615   Connecticut Development Authority, First Mortgage Gross Revenue        9/09 at 102.00         AA            636,291
                 Refunding Healthcare Bonds, Connecticut Baptist Homes Inc.,
                 Series 1999, 5.500%, 9/01/15 - RAAI Insured

                Connecticut Development Authority, Revenue Refunding Bonds,
                Duncaster Inc., Series 1999A:
        1,000    5.250%, 8/01/19 - RAAI Insured                                        2/10 at 102.00         AA          1,018,310
        1,000    5.375%, 8/01/24 - RAAI Insured                                        2/10 at 102.00         AA          1,013,420

        1,300   Connecticut Health and Educational Facilities Authority,               8/08 at 102.00        AAA          1,308,372
                 FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
                 Hospital, Series 1999B, 5.200%, 8/01/38

------------------------------------------------------------------------------------------------------------------------------------
        4,530   Total Long-Term Care                                                                                      4,597,666
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.1% (17.5% OF TOTAL INVESTMENTS)

          750   Bridgeport, Connecticut, General Obligation Refunding Bonds,           8/12 at 100.00       Baa1            775,695
                 Series 2002A, 5.375%, 8/15/19 - FGIC Insured

        1,140   Capitol Region Education Council, Connecticut, Revenue Bonds,         10/08 at 100.00        BBB          1,142,599
                 Series 1995, 6.700%, 10/15/10

        1,110   Connecticut State, General Obligation Bonds, Series 2004C,             4/14 at 100.00         AA          1,157,231
                 5.000%, 4/01/23 - FGIC Insured

        2,000   Connecticut State, General Obligation Bonds, Series 2006A,            12/16 at 100.00         AA          2,081,140
                 4.750%, 12/15/24

        1,300   Connecticut State, General Obligation Bonds, Series 2006C,             6/16 at 100.00        AAA          1,376,414
                 5.000%, 6/01/23 - FSA Insured

        3,015   Connecticut State, General Obligation Bonds, Series 2007B,               No Opt. Call         AA          3,342,971
                 5.000%, 5/01/16

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          775    5.000%, 8/01/20 - FSA Insured                                         8/15 at 100.00        AAA            822,453
          525    4.375%, 8/01/24 - FSA Insured                                         8/15 at 100.00        AAA            522,265

          500   New Haven, Connecticut, General Obligation Bonds, Series 2006,        11/16 at 100.00        AAA            540,925
                 5.000%, 11/01/17 - AMBAC Insured

          500   North Haven, Connecticut, General Obligation Bonds, Series 2006,         No Opt. Call        Aa2            546,490
                 5.000%, 7/15/24

        1,860   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call        AAA          1,991,502
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

                Regional School District 16, Beacon Falls and Prospect,
                Connecticut, General Obligation Bonds, Series 2000:
          350    5.500%, 3/15/18 - FSA Insured                                         3/10 at 101.00        Aaa            367,668
          350    5.625%, 3/15/19 - FSA Insured                                         3/10 at 101.00        Aaa            368,739
          350    5.700%, 3/15/20 - FSA Insured                                         3/10 at 101.00        Aaa            369,383

        1,420   Regional School District 16, Connecticut, General Obligation Bonds,    3/13 at 101.00        Aaa          1,531,172
                 Series 2003, 5.000%, 3/15/16 - AMBAC Insured

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          465    5.000%, 6/15/17                                                         No Opt. Call         AA            516,448
          460    5.000%, 6/15/19                                                         No Opt. Call         AA            508,125
        1,000    5.000%, 6/15/21                                                         No Opt. Call         AA          1,098,160

        1,500   West Hartford, Connecticut, General Obligation Bonds,                 10/15 at 100.00        AAA          1,627,620
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
       19,370   Total Tax Obligation/General                                                                             20,687,000
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 21.5% (13.9% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Child
                Care Facilities Program Revenue Bonds, Series 2006F:
        1,300    5.000%, 7/01/31 - AGC Insured                                         7/16 at 100.00        AAA          1,327,690
        1,000    5.000%, 7/01/36 - AGC Insured                                         7/16 at 100.00        AAA          1,016,580


                                       25

NTC
Nuveen Connecticut Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,945   Connecticut Health and Educational Facilities Authority,               7/09 at 102.00        AAA        $ 2,015,876
                 Revenue Bonds, Child Care Facilities Program, Series 1999C,
                 5.625%, 7/01/29 - AMBAC Insured

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,000    5.000%, 12/01/20 - AMBAC Insured                                     12/12 at 100.00        AAA          2,065,940
        1,000    5.000%, 12/01/21 - AMBAC Insured                                     12/12 at 100.00        AAA          1,029,990

          500   Connecticut, Special Tax Obligation Transportation Infrastructure      1/14 at 100.00         AA            518,705
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured

        1,750   Connecticut, Special Tax Obligation Transportation Infrastructure      8/17 at 100.00        AAA          1,832,460
                 Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 -
                 AMBAC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 2005A:
          960    0.000%, 7/01/32 - FGIC Insured                                          No Opt. Call       BBB+            243,120
        2,615    0.000%, 7/01/33 - FGIC Insured                                          No Opt. Call       BBB+            626,763

        2,000   Puerto Rico Municipal Finance Agency, Series 2002A,                    8/12 at 100.00        AAA          2,102,860
                 5.250%, 8/01/21 - FSA Insured

        2,400   Puerto Rico Municipal Finance Agency, Series 2005C,                    8/15 at 100.00        AAA          2,562,839
                 5.000%, 8/01/16 - FSA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/14 at 100.00        AAA          1,088,550
                 Loan Note, Series 2003, 5.250%, 10/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,470   Total Tax Obligation/Limited                                                                             16,431,373
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 1.0% (0.6% OF TOTAL INVESTMENTS)

          750   Connecticut, General Airport Revenue Bonds, Bradley                    4/11 at 101.00          A            736,395
                 International Airport, Series 2001A, 5.125%, 10/01/26 -
                 FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.5% (8.1% OF TOTAL INVESTMENTS) (4)

           50   Connecticut Health and Educational Facilities Authority, Revenue       7/10 at 101.00     AA (4)             54,143
                 Bonds, Eastern Connecticut Health Network, Series 2000A,
                 6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured

          650   Connecticut Health and Educational Facilities Authority, Revenue       7/11 at 101.00     A2 (4)            710,626
                 Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                 (Pre-refunded 7/01/11)

           40   Connecticut, General Obligation Bonds, Series 1993E,                     No Opt. Call     AA (4)             44,434
                 6.000%, 3/15/12 (ETM)

        1,500   Connecticut, General Obligation Bonds, Series 2002B,                   6/12 at 100.00     AA (4)          1,647,045
                 5.500%, 6/15/21 (Pre-refunded 6/15/12)

          600   Guam Economic Development Authority, Tobacco Settlement                5/11 at 100.00   Baa3 (4)            646,740
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                 (Pre-refunded 5/15/11)

        1,000   Hartford, Connecticut, Parking System Revenue Bonds,                   7/10 at 100.00   Baa2 (4)          1,080,780
                 Series 2000A, 6.400%, 7/01/20 (Pre-refunded 7/01/10)

          400   Northern Mariana Islands, General Obligation Bonds,                    6/10 at 100.00        AAA            428,952
                 Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) -
                 ACA Insured

        1,000   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          1,039,690
                 Bonds, Series 2000A, 5.500%, 10/01/40

          485   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA            506,854
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,100   University of Connecticut, General Obligation Bonds,                   2/13 at 100.00        AAA          1,200,012
                 Series 2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) -
                 MBIA Insured

        1,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00   BBB+ (4)          1,102,870
                 Loan Note, Series 1999A, 6.500%, 10/01/24
                 (Pre-refunded 10/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,        4/12 at 100.00        AAA          1,089,390
                 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,825   Total U.S. Guaranteed                                                                                     9,551,536
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.4% (4.2% OF TOTAL INVESTMENTS)

        1,150   Bristol Resource Recovery Facility Operating Committee,                  No Opt. Call        AAA          1,224,129
                 Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc.,
                 Series 2005, 5.000%, 7/01/12 - AMBAC Insured


                                       26

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,000   Connecticut Development Authority, Pollution Control Revenue          10/08 at 102.00       Baa1        $ 1,000,820
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

        1,070   Connecticut Development Authority, Solid Waste Disposal               11/12 at 100.00       Baa1          1,072,622
                 Facilities Revenue Bonds, PSEG Power LLC Project,
                 Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          355    5.500%, 1/01/14 (Alternative Minimum Tax)                             7/08 at 100.00        BBB            355,071
        1,290    5.500%, 1/01/20 (Alternative Minimum Tax)                             7/08 at 100.00        BBB          1,260,266

------------------------------------------------------------------------------------------------------------------------------------
        4,865   Total Utilities                                                                                           4,912,908
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.5% (7.5% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Water Facility Revenue              9/17 at 100.00         A-            440,750
                 Bonds, Aquarion Water Company Project, Series 200.7,
                 5.100%, 9/01/37 - XLCA Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,              10/13 at 100.00        AAA          1,280,179
                 Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
        1,520    5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00        AAA          1,549,336
        2,260    5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00        AAA          2,297,923

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
        1,000    5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00        AAA          1,036,820
        1,075    5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00        AAA          1,088,599

        1,100   Stamford, Connecticut, Water Pollution Control System and             11/13 at 100.00        AA+          1,120,999
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32

------------------------------------------------------------------------------------------------------------------------------------
        8,640   Total Water and Sewer                                                                                     8,814,606
------------------------------------------------------------------------------------------------------------------------------------
$     117,080   Total Investments (cost $116,927,539) - 154.8%                                                          118,303,255
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.0)%                                                                       (4,613,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      1,051,008
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.1)% (5)                                                    (38,300,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $76,441,263
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (32.4)%.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NFC
Nuveen Connecticut Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 36.2% (23.3% OF TOTAL INVESTMENTS)

$         795   Connecticut Health and Education Facilities Authority, Revenue         7/17 at 100.00        AAA        $   823,747
                 Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                 MBIA Insured

          500   Connecticut Health and Education Facilities Authority,                 7/16 at 100.00         AA            500,300
                 University of Hartford Revenue Bonds, Series 2006G,
                 5.250%, 7/01/36 - RAAI Insured

          100   Connecticut Health and Educational Facilities Authority,               7/16 at 100.00         AA             96,487
                 Revenue Bonds, Canterbury School, Series 2006B,
                 5.000%, 7/01/36 - RAAI Insured

          150   Connecticut Health and Educational Facilities Authority,               7/17 at 100.00         AA            150,537
                 Revenue Bonds, Chase Collegiate School, Series 2007A,
                 5.000%, 7/01/27 - RAAI Insured

          440   Connecticut Health and Educational Facilities Authority,                 No Opt. Call        Aaa            490,684
                 Revenue Bonds, Loomis Chaffee School, Series 2005F,
                 5.250%, 7/01/18 - AMBAC Insured

          130   Connecticut Health and Educational Facilities Authority,               7/17 at 100.00        AAA            131,700
                 Revenue Bonds, Renbrook School, Series 2007A,
                 5.000%, 7/01/37 - AMBAC Insured

           50   Connecticut Health and Educational Facilities Authority,               7/08 at 101.00         AA             49,747
                 Revenue Bonds, Sacred Heart University, Series 1998E,
                 5.000%, 7/01/28 - RAAI Insured

          350   Connecticut Health and Educational Facilities Authority,               7/14 at 100.00        AAA            373,401
                 Revenue Bonds, Trinity College, Series 2004H,
                 5.000%, 7/01/17 - MBIA Insured

        1,000   Connecticut Health and Educational Facilities Authority,               7/12 at 101.00         AA          1,005,120
                 Revenue Bonds, University of Hartford, Series 2002E,
                 5.250%, 7/01/32 - RAAI Insured

        1,000   Connecticut Health and Educational Facilities Authority,               7/09 at 100.00        AAA          1,012,760
                 Revenue Bonds, Yale University, Series 2002W,
                 5.125%, 7/01/27

          500   Connecticut Health and Educational Facilities Authority,               7/13 at 100.00        AAA            510,320
                 Revenue Bonds, Yale University, Series 2003X-1,
                 5.000%, 7/01/42

        1,800   Connecticut Health and Educational Facilities Authority,               7/16 at 100.00        AAA          1,849,320
                 Revenue Bonds, Yale University, Series 2007Z-1,
                 5.000%, 7/01/42

        3,050   Connecticut Health and Educational Facilities Authority,               7/17 at 100.00        AAA          3,152,236
                 Revenue Bonds, Yale University, Series 2007Z-3,
                 5.050%, 7/01/42 (UB)

          515   Connecticut Higher Education Supplemental Loan Authority,             11/11 at 100.00        Aaa            522,457
                 Revenue Bonds, Family Education Loan Program, Series 2001A,
                 5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, Ana G. Mendez University System,
                Series 1999:
          125    5.375%, 2/01/19                                                       2/09 at 101.00       BBB-            125,390
          270    5.375%, 2/01/29                                                       2/09 at 101.00       BBB-            258,296

                University of Connecticut, General Obligation Bonds, Series 2001A:
        1,000    4.750%, 4/01/20                                                       4/11 at 101.00         AA          1,030,610
        1,000    4.750%, 4/01/21 - MBIA Insured                                        4/11 at 101.00         AA          1,027,020

          585   University of Connecticut, General Obligation Bonds, Series 2006A,     2/16 at 100.00         AA            616,689
                 5.000%, 2/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,360   Total Education and Civic Organizations                                                                  13,726,821
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 11.8% (7.6% OF TOTAL INVESTMENTS)

$       1,400   Connecticut Health and Educational Facilities Authority,               7/12 at 101.00         AA        $ 1,417,962
                 Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 -
                 RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Griffin Hospital, Series 2005B:
          500    5.000%, 7/01/20 - RAAI Insured                                        7/15 at 100.00        Aa3            508,025
          250    5.000%, 7/01/23 - RAAI Insured                                        7/15 at 100.00        Aa3            251,470

          185   Connecticut Health and Educational Facilities Authority,               7/17 at 100.00         AA            185,786
                 Revenue Bonds, Hospital For Special Care, Series 2007C,
                 5.250%, 7/01/32 - RAAI Insured

           60   Connecticut Health and Educational Facilities Authority,               7/16 at 100.00        Aaa             61,116
                 Revenue Bonds, Middlesex Hospital, Series 2006,
                 5.000%, 7/01/32 - FSA Insured

          125   Connecticut Health and Educational Facilities Authority,               7/09 at 101.00        Aaa            127,533
                 Revenue Bonds, Stamford Hospital, Series 1999G,
                 5.000%, 7/01/24 - MBIA Insured

        1,870   Connecticut Health and Educational Facilities Authority,               7/16 at 100.00        AAA          1,909,831
                 Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,390   Total Health Care                                                                                         4,461,723
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.2% (2.1% OF TOTAL INVESTMENTS)

          500   Connecticut Housing Finance Authority, Multifamily Housing            11/15 at 100.00        AAA            472,185
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

          750   Stamford Housing Authority, Connecticut, Multifamily Housing             No Opt. Call       BBB+            750,203
                 Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Housing/Multifamily                                                                                 1,222,388
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 7.2% (4.6% OF TOTAL INVESTMENTS)

                Connecticut Housing Finance Authority, Housing Mortgage
                Finance Program Bonds, Series 2001C:
        1,000    5.300%, 11/15/33 (Alternative Minimum Tax)                           11/10 at 100.00        AAA            983,510
          250    5.450%, 11/15/43 (Alternative Minimum Tax)                           11/10 at 100.00        AAA            244,430

          800   Connecticut Housing Finance Authority, Housing Mortgage                5/13 at 100.00        AAA            798,824
                 Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34

          700   Connecticut Housing Finance Authority, Housing Mortgage                5/16 at 100.00        AAA            704,431
                 Finance Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Housing/Single Family                                                                               2,731,195
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.6% (1.6% OF TOTAL INVESTMENTS)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds,               12/11 at 102.00       Baa2            975,760
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)

          300   Connecticut Development Authority, First Mortgage Gross               12/11 at 102.00       BBB+            308,097
                 Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                 Series 2003, 5.750%, 12/01/23

          110   Connecticut Development Authority, First Mortgage Gross               10/08 at 101.00       BBB-            112,428
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.800%, 4/01/21

          250   Connecticut State Development Authority, Health Facilities             8/17 at 100.00        N/R            219,413
                 Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                 Inc., Series 2007, 5.500%, 8/15/27

------------------------------------------------------------------------------------------------------------------------------------
          660   Total Long-Term Care                                                                                        639,938
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 13.0% (8.3% OF TOTAL INVESTMENTS)

          560   Connecticut State, General Obligation Bonds, Series 2004C,             4/14 at 100.00         AA            583,828
                 5.000%, 4/01/23 - FGIC Insured

          700   Connecticut State, General Obligation Bonds, Series 2006A,            12/16 at 100.00         AA            728,399
                 4.750%, 12/15/24

          400   Connecticut State, General Obligation Bonds, Series 2006C,             6/16 at 100.00        AAA            423,512
                 5.000%, 6/01/23 - FSA Insured


                                       29

NFC
Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         450   Connecticut State, General Obligation Bonds, Series 2007B,               No Opt. Call         AA        $   498,951
                 5.000%, 5/01/16

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360    5.000%, 8/01/21 - FSA Insured                                         8/15 at 100.00        AAA            380,228
          240    4.375%, 8/01/24 - FSA Insured                                         8/15 at 100.00        AAA            238,750

          400   North Haven, Connecticut, General Obligation Bonds, Series 2006,         No Opt. Call        Aa2            437,192
                 5.000%, 7/15/24

                Suffield, Connecticut, General Obligation Bonds, Series 2005:
          335    5.000%, 6/15/17                                                         No Opt. Call         AA            372,064
          335    5.000%, 6/15/19                                                         No Opt. Call         AA            370,048

          810   West Hartford, Connecticut, General Obligation Bonds,                 10/15 at 100.00        AAA            878,915
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
        4,590   Total Tax Obligation/General                                                                              4,911,887
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.8% (16.6% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Child Care
                Facilities Program Revenue Bonds, Series 2006F:
          650    5.000%, 7/01/31 - AGC Insured                                         7/16 at 100.00        AAA            663,845
          500    5.000%, 7/01/36 - AGC Insured                                         7/16 at 100.00        AAA            508,290

        1,000   Connecticut Health and Educational Facilities Authority, Revenue       7/08 at 105.00          A          1,051,230
                 Bonds, New Opportunities for Waterbury Inc., Series 1998A,
                 6.750%, 7/01/28

                Connecticut, Certificates of Participation, Juvenile Training School,
                Series 2001:
          600    5.000%, 12/15/20                                                     12/11 at 101.00        AA-            620,400
        1,000    5.000%, 12/15/30                                                     12/11 at 101.00        AA-          1,013,340

        1,475   Connecticut, Special Tax Obligation Transportation Infrastructure        No Opt. Call        AAA          1,629,551
                 Purpose Bonds, Series 1998B, 5.500%, 11/01/12 - FSA Insured

          900   Connecticut, Special Tax Obligation Transportation Infrastructure      8/17 at 100.00        AAA            942,408
                 Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 -
                 AMBAC Insured

          600   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA            633,090
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          470   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call       BBB+            119,028
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

        1,200   Puerto Rico Municipal Finance Agency, Series 2005C,                    8/15 at 100.00        AAA          1,281,420
                 5.000%, 8/01/16 - FSA Insured

          750   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00       BBB+            797,865
                 Loan Note, Series 1999A, 6.375%, 10/01/19

          500   Virgin Islands Public Finance Authority, Senior Lien Revenue          10/08 at 101.00         AA            507,360
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,645   Total Tax Obligation/Limited                                                                              9,767,827
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.5% (4.2% OF TOTAL INVESTMENTS)

        2,500   Connecticut, General Airport Revenue Bonds, Bradley                    4/11 at 101.00          A          2,454,647
                 International Airport, Series 2001A, 5.125%, 10/01/26 -
                 FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 30.0% (19.3% OF TOTAL INVESTMENTS) (4)

        1,000   Connecticut Health and Educational Facilities Authority, Revenue       7/11 at 101.00     A2 (4)          1,093,270
                 Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23
                 (Pre-refunded 7/01/11)

        2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,             10/11 at 100.00        AAA          2,177,760
                 5.500%, 10/01/20 (Pre-refunded 10/01/11)


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         500   Connecticut, General Obligation Bonds, Series 2002B,                   6/12 at 100.00     AA (4)        $   549,015
                 5.500%, 6/15/21 (Pre-refunded 6/15/12)

          500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,         7/11 at 102.00    Aa3 (4)            546,010
                 5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured

                Guam Economic Development Authority, Tobacco Settlement
                Asset-Backed Bonds, Series 2001A:
           25    5.000%, 5/15/22 (Pre-refunded 5/15/11)                                5/11 at 100.00   Baa3 (4)             26,544
          500    5.400%, 5/15/31 (Pre-refunded 5/15/11)                                5/11 at 100.00   Baa3 (4)            536,510

        1,270   Guam Economic Development Authority, Tobacco Settlement                5/11 at 100.00   Baa3 (4)          1,368,933
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                 (Pre-refunded 5/15/11)

          220   New Haven, Connecticut, General Obligation Bonds, Series 2001A,       11/11 at 100.00     A- (4)            233,554
                 5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC Insured

          250   Northern Mariana Islands, General Obligation Bonds,                    6/10 at 100.00        AAA            268,095
                 Series 2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) -
                 ACA Insured

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,425    5.500%, 10/01/32                                                     10/10 at 101.00        AAA          1,484,152
        1,300    5.500%, 10/01/40                                                     10/10 at 101.00        AAA          1,351,597

          235   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             7/10 at 100.00        AAA            245,589
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,        4/12 at 100.00        AAA          1,089,390
                 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured

          370   Windsor, Connecticut, General Obligation Bonds, Series 2001,           7/09 at 100.00    Aa2 (4)            381,973
                 5.000%, 7/15/20 (Pre-refunded 7/15/09)

------------------------------------------------------------------------------------------------------------------------------------
       10,595   Total U.S. Guaranteed                                                                                    11,352,392
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.2% (3.3% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue          10/08 at 102.00       Baa1            500,410
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

          560   Connecticut Development Authority, Solid Waste Disposal               11/12 at 100.00       Baa1            561,372
                 Facilities Revenue Bonds, PSEG Power LLC Project,
                 Series 2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)

          900   Eastern Connecticut Resource Recovery Authority,                       7/08 at 100.00        BBB            900,180
                 Solid Waste Revenue Bonds, Wheelabrator Lisbon Project,
                 Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,960   Total Utilities                                                                                           1,961,962
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.6% (8.1% OF TOTAL INVESTMENTS)

          255   Connecticut Development Authority, Water Facility Revenue              9/17 at 100.00         A-            224,783
                 Bonds, Aquarion Water Company Project, Series 200.7,
                 5.100%, 9/01/37 - XLCA Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,              10/13 at 100.00        AAA          1,280,179
                 Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
          720    5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00        AAA            733,896
        1,110    5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00        AAA          1,128,626


                                       31

NFC
Nuveen Connecticut Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         140   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00        Ba2        $   141,996
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00        AAA            777,615
          470    5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00        AAA            475,946

------------------------------------------------------------------------------------------------------------------------------------
        4,630   Total Water and Sewer                                                                                     4,763,041
------------------------------------------------------------------------------------------------------------------------------------
$      57,330   Total Investments (cost $58,030,626) - 155.7%                                                            58,969,581
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.0)%                                                                       (2,287,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                        691,121
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)% (5)                                                    (19,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $37,873,702
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.1)%.

               N/R  Not rated.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 2
                            Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.0% (1.4% OF TOTAL INVESTMENTS)

$         725   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $   691,027
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 34.2% (22.2% OF TOTAL INVESTMENTS)

          715   Connecticut Health and Education Facilities Authority, Revenue         7/17 at 100.00        AAA            740,854
                 Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                 MBIA Insured

          500   Connecticut Health and Education Facilities Authority, University      7/16 at 100.00         AA            500,300
                 of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          100   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00         AA             96,487
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

          135   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00         AA            135,483
                 Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                 RAAI Insured

           95   Connecticut Health and Educational Facilities Authority, Revenue       7/08 at 102.00        AAA             96,974
                 Bonds, Fairfield University, Series 1998H, 5.000%, 7/01/23 -
                 MBIA Insured

          500   Connecticut Health and Educational Facilities Authority, Revenue       7/08 at 101.00        AAA            505,630
                 Bonds, Hopkins School, Series 1998A, 5.000%, 7/01/20 -
                 AMBAC Insured

          310   Connecticut Health and Educational Facilities Authority, Revenue         No Opt. Call        Aaa            342,367
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                 AMBAC Insured

          120   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00        AAA            121,570
                 Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 -
                 AMBAC Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, University of Hartford, Series 2002E:
          590    5.500%, 7/01/22 - RAAI Insured                                        7/12 at 101.00         AA            611,771
        1,000    5.250%, 7/01/32 - RAAI Insured                                        7/12 at 101.00         AA          1,005,120

        1,000   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 100.00        AAA          1,012,760
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

          500   Connecticut Health and Educational Facilities Authority, Revenue       7/13 at 100.00        AAA            510,320
                 Bonds, Yale University, Series 2003X-1, 5.000%, 7/01/42

        1,600   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        AAA          1,643,840
                 Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42

        2,750   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00        AAA          2,842,180
                 Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

                University of Connecticut, General Obligation Bonds, Series 2006A:
          450    5.000%, 2/15/19 - FGIC Insured                                        2/16 at 100.00         AA            485,393
          490    5.000%, 2/15/23 - FGIC Insured                                        2/16 at 100.00         AA            516,543

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,       11/12 at 101.00        AA-            526,980
                 Series 2002A, 5.250%, 11/15/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,355   Total Education and Civic Organizations                                                                  11,694,572
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 13.5% (8.7% OF TOTAL INVESTMENTS)

$         300   Connecticut Health and Educational Facilities Authority, Revenue       7/12 at 101.00         AA        $   303,849
                 Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 -
                 RAAI Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Eastern Connecticut Health Network, Series 2000A:
           20    6.125%, 7/01/20 - RAAI Insured                                        7/10 at 101.00         AA             20,932
           65    6.000%, 7/01/25 - RAAI Insured                                        7/10 at 101.00         AA             66,804

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Griffin Hospital, Series 2005B:
          300    5.000%, 7/01/20 - RAAI Insured                                        7/15 at 100.00        Aa3            304,815
          300    5.000%, 7/01/23 - RAAI Insured                                        7/15 at 100.00        Aa3            301,764

          170   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00         AA            170,723
                 Bonds, Hospital For Special Care, Series 2007C,
                 5.250%, 7/01/32 - RAAI Insured

        1,190   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        Aaa          1,212,134
                 Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 -
                 FSA Insured

        1,000   Connecticut Health and Educational Facilities Authority, Revenue       7/12 at 101.00         AA          1,007,090
                 Bonds, St. Francis Hospital and Medical Center, Series 2002D,
                 5.000%, 7/01/22 - RAAI Insured

           25   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 101.00        Aaa             25,649
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 -
                 MBIA Insured

        1,170   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        AAA          1,194,921
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,540   Total Health Care                                                                                         4,608,681
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.8% (1.8% OF TOTAL INVESTMENTS)

          500   Connecticut Housing Finance Authority, Multifamily Housing            11/15 at 100.00        AAA            472,185
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

          500   Stamford Housing Authority, Connecticut, Multifamily Housing             No Opt. Call       BBB+            500,135
                 Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total Housing/Multifamily                                                                                   972,320
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.3% (4.1% OF TOTAL INVESTMENTS)

          250   Connecticut Housing Finance Authority, Housing Mortgage               11/10 at 100.00        AAA            244,430
                 Finance Program Bonds, Series 2001C, 5.450%, 11/15/43
                 (Alternative Minimum Tax)

          700   Connecticut Housing Finance Authority, Housing Mortgage Finance        5/13 at 100.00        AAA            698,971
                 Program Bonds, Series 2004-A5, 5.050%, 11/15/34

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          305    4.700%, 11/15/26 (Alternative Minimum Tax)                           11/15 at 100.00        AAA            284,974
          330    4.800%, 11/15/31 (Alternative Minimum Tax)                           11/15 at 100.00        AAA            305,900

          600   Connecticut Housing Finance Authority, Housing Mortgage Finance        5/16 at 100.00        AAA            603,798
                 Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        2,185   Total Housing/Single Family                                                                               2,138,073
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.9% (1.8% OF TOTAL INVESTMENTS)

        1,000   Connecticut Resource Recovery Authority, Revenue Bonds,               12/11 at 102.00       Baa2            975,760
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.8% (2.4% OF TOTAL INVESTMENTS)

$         320   Connecticut Development Authority, First Mortgage Gross               12/11 at 102.00       BBB+        $   328,637
                 Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                 Series 2003, 5.750%, 12/01/23

          265   Connecticut Development Authority, First Mortgage Gross               10/08 at 101.00       BBB-            267,703
                 Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

          450   Connecticut Health and Educational Facilities Authority,               7/12 at 101.00        AAA            471,038
                 Revenue Bonds, Village for Families and Children Inc.,
                 Series 2002A, 5.000%, 7/01/19 - AMBAC Insured

          250   Connecticut State Development Authority, Health Facilities             8/17 at 100.00        N/R            219,413
                 Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                 Inc., Series 2007, 5.500%, 8/15/27

------------------------------------------------------------------------------------------------------------------------------------
        1,285   Total Long-Term Care                                                                                      1,286,791
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.7% (14.7% OF TOTAL INVESTMENTS)

          600   Connecticut State, General Obligation Bonds, Series 2006A,            12/16 at 100.00         AA            624,342
                 4.750%, 12/15/24

          400   Connecticut State, General Obligation Bonds, Series 2006C,             6/16 at 100.00        AAA            423,512
                 5.000%, 6/01/23 - FSA Insured

          500   Connecticut State, General Obligation Bonds, Series 2007B,               No Opt. Call         AA            554,390
                 5.000%, 5/01/16

                Farmington, Connecticut, General Obligation Bonds, Series 2002:
        1,000    5.000%, 9/15/20                                                       9/12 at 101.00        Aa1          1,063,530
        1,450    5.000%, 9/15/21                                                       9/12 at 101.00        Aa1          1,531,041

        1,305   Hartford County Metropolitan District, Connecticut, General            4/12 at 101.00        AA+          1,368,919
                 Obligation Bonds, Series 2002, 5.000%, 4/01/22

                Hartford, Connecticut, General Obligation Bonds, Series 2005A:
          360    5.000%, 8/01/21 - FSA Insured                                         8/15 at 100.00        AAA            380,228
          140    4.375%, 8/01/24 - FSA Insured                                         8/15 at 100.00        AAA            139,271

          650   New Haven, Connecticut, General Obligation Bonds, Series 2006,        11/16 at 100.00        AAA            703,203
                 5.000%, 11/01/17 - AMBAC Insured

          400   Suffield, Connecticut, General Obligation Bonds, Series 2005,            No Opt. Call         AA            439,264
                 5.000%, 6/15/21

          500   West Hartford, Connecticut, General Obligation Bonds, Series 2005B,   10/15 at 100.00        AAA            546,510
                 5.000%, 10/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,305   Total Tax Obligation/General                                                                              7,774,210
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 16.7% (10.8% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Child
                Care Facilities Program Revenue Bonds, Series 2006F:
          575    5.000%, 7/01/31 - AGC Insured                                         7/16 at 100.00        AAA            587,248
          500    5.000%, 7/01/36 - AGC Insured                                         7/16 at 100.00        AAA            508,290

          500   Connecticut, Special Tax Obligation Transportation Infrastructure     10/11 at 100.00        AAA            535,800
                 Purpose Bonds, Series 2001B, 5.375%, 10/01/13 - FSA Insured

        1,625   Connecticut, Special Tax Obligation Transportation Infrastructure      7/12 at 100.00        AAA          1,733,955
                 Purpose Bonds, Series 2002A, 5.375%, 7/01/20 - FSA Insured

          850   Connecticut, Special Tax Obligation Transportation Infrastructure      8/17 at 100.00        AAA            890,052
                 Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 -
                 AMBAC Insured

          500   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA            527,575
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

          430   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call       BBB+            108,898
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

          750   Puerto Rico Municipal Finance Agency, Series 2005C,                    8/15 at 100.00        AAA            800,888
                 5.000%, 8/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,730   Total Tax Obligation/Limited                                                                              5,692,706
------------------------------------------------------------------------------------------------------------------------------------


                                       35

NGK
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.3% (4.1% OF TOTAL INVESTMENTS)

$       1,950   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights              No Opt. Call        AAA        $ 2,150,732
                 Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 28.2% (18.3% OF TOTAL INVESTMENTS) (4)

        2,250   Connecticut Health and Educational Facilities Authority, Revenue      11/11 at 100.00        AAA          2,416,227
                 Bonds, Connecticut State University System, Series 2002D-2,
                 5.000%, 11/01/21 (Pre-refunded 11/01/11) - FSA Insured

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Eastern Connecticut Health Network, Series 2000A:
          100    6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                 7/10 at 101.00     AA (4)            108,623
           30    6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured                 7/10 at 101.00     AA (4)             32,561
            5    6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured                 7/10 at 101.00     AA (4)              5,414

          400   Connecticut Health and Educational Facilities Authority,               3/11 at 101.00        AAA            429,152
                 Revenue Bonds, Greenwich Academy, Series 2001B,
                 5.000%, 3/01/32 (Pre-refunded 3/01/11) - FSA Insured

          250   Guam Economic Development Authority, Tobacco Settlement                5/11 at 100.00   Baa3 (4)            269,475
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                 (Pre-refunded 5/15/11)

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00        AAA          1,070,650
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

                Puerto Rico Infrastructure Financing Authority, Special Obligation
                Bonds, Series 2000A:
        1,000    5.500%, 10/01/32                                                     10/10 at 101.00        AAA          1,041,510
        2,000    5.500%, 10/01/40                                                     10/10 at 101.00        AAA          2,079,379

        1,535   Regional School District 8, Andover, Hebron and Marlborough,           5/11 at 101.00        Aaa          1,650,999
                 Connecticut, General Obligation Bonds, Series 2002,
                 5.000%, 5/01/22 (Pre-refunded 5/01/11) - FSA Insured

          500   Waterbury, Connecticut, General Obligation Bonds, Series 2002A,        4/12 at 100.00        AAA            544,695
                 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,070   Total U.S. Guaranteed                                                                                     9,648,685
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.0% (3.3% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, Pollution Control Revenue          10/08 at 102.00       Baa1            500,410
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

          470   Connecticut Development Authority, Solid Waste Disposal Facilities    11/12 at 100.00       Baa1            471,152
                 Revenue Bonds, PSEG Power LLC Project, Series 2007A,
                 5.750%, 11/01/37 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          250    5.500%, 1/01/15 (Alternative Minimum Tax)                             7/08 at 100.00        BBB            250,018
          510    5.500%, 1/01/20 (Alternative Minimum Tax)                             7/08 at 100.00        BBB            498,245

------------------------------------------------------------------------------------------------------------------------------------
        1,730   Total Utilities                                                                                           1,719,825
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.9% (6.4% OF TOTAL INVESTMENTS)

          220   Connecticut Development Authority, Water Facility Revenue              9/17 at 100.00         A-            193,930
                 Bonds, Aquarion Water Company Project, Series 200.7,
                 5.100%, 9/01/37 - XLCA Insured (Alternative Minimum Tax)

          785   Connecticut, State Revolving Fund General Revenue Bonds,              10/13 at 100.00        AAA            848,051
                 Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
          690    5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00        AAA            703,317
          320    5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00        AAA            325,370


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         130   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00        Ba2        $   131,854
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
          750    5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00        AAA            777,615
          410    5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00        AAA            415,187

------------------------------------------------------------------------------------------------------------------------------------
        3,305   Total Water and Sewer                                                                                     3,395,324
------------------------------------------------------------------------------------------------------------------------------------
$      51,180   Total Investments (cost $51,732,583) - 154.3%                                                            52,748,706
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.0)%                                                                       (2,062,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      1,001,311
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.2)% (5)                                                    (17,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $34,188,017
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.2)%.

               N/R  Not rated.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NGO
Nuveen Connecticut Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.6% (2.3% OF TOTAL INVESTMENTS)

$       2,310   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB        $ 2,201,753
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 27.0% (17.5% OF TOTAL INVESTMENTS)

        1,000   Connecticut Health and Education Facilities Authority, Revenue         7/17 at 100.00        AAA            968,430
                 Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 -
                 MBIA Insured

        1,300   Connecticut Health and Education Facilities Authority, Revenue         7/17 at 100.00        AAA          1,347,008
                 Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25 -
                 MBIA Insured

          650   Connecticut Health and Education Facilities Authority, University      7/16 at 100.00         AA            650,390
                 of Hartford Revenue Bonds, Series 2006G, 5.250%, 7/01/36 -
                 RAAI Insured

          150   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00         AA            144,731
                 Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 -
                 RAAI Insured

          250   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00         AA            250,895
                 Bonds, Chase Collegiate School, Series 2007A, 5.000%, 7/01/27 -
                 RAAI Insured

          400   Connecticut Health and Educational Facilities Authority, Revenue         No Opt. Call        Aaa            441,764
                 Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/19 -
                 AMBAC Insured

          215   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00        AAA            217,812
                 Bonds, Renbrook School, Series 2007A, 5.000%, 7/01/37 -
                 AMBAC Insured

          750   Connecticut Health and Educational Facilities Authority, Revenue       7/12 at 101.00         AA            777,675
                 Bonds, University of Hartford, Series 2002E, 5.500%, 7/01/22 -
                 RAAI Insured

        1,500   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 100.00        AAA          1,519,140
                 Bonds, Yale University, Series 2002W, 5.125%, 7/01/27

        3,000   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        AAA          3,082,199
                 Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42

        5,050   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00        AAA          5,219,276
                 Bonds, Yale University, Series 2007Z-3, 5.050%, 7/01/42 (UB)

                University of Connecticut, General Obligation Bonds, Series 2006A:
          850    5.000%, 2/15/19 - FGIC Insured                                        2/16 at 100.00         AA            916,853
          490    5.000%, 2/15/23 - FGIC Insured                                        2/16 at 100.00         AA            516,543

          500   University of Connecticut, Student Fee Revenue Refunding Bonds,       11/12 at 101.00        AA-            526,980
                 Series 2002A, 5.250%, 11/15/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,105   Total Education and Civic Organizations                                                                  16,579,696
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.7% (6.3% OF TOTAL INVESTMENTS)

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Bristol Hospital, Series 2002B:
          500    5.500%, 7/01/21 - RAAI Insured                                        7/12 at 101.00         AA            516,945
          600    5.500%, 7/01/32 - RAAI Insured                                        7/12 at 101.00         AA            607,698

          800   Connecticut Health and Educational Facilities Authority,               7/15 at 100.00        Aa3            812,840
                 Revenue Bonds, Griffin Hospital, Series 2005B,
                 5.000%, 7/01/20 - RAAI Insured


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         310   Connecticut Health and Educational Facilities Authority, Revenue       7/17 at 100.00         AA        $   311,318
                 Bonds, Hospital For Special Care, Series 2007C,
                 5.250%, 7/01/32 - RAAI Insured

        2,130   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        Aaa          2,169,618
                 Bonds, Middlesex Hospital, Series 2006, 5.000%, 7/01/32 -
                 FSA Insured

          200   Connecticut Health and Educational Facilities Authority, Revenue       7/09 at 101.00        Aaa            205,188
                 Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 -
                 MBIA Insured

        1,325   Connecticut Health and Educational Facilities Authority, Revenue       7/16 at 100.00        AAA          1,353,223
                 Bonds, Yale-New Haven Hospital, Series 2006J-1,
                 5.000%, 7/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,865   Total Health Care                                                                                         5,976,830
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.8% (1.7% OF TOTAL INVESTMENTS)

        1,000   Connecticut Housing Finance Authority, Multifamily Housing            11/15 at 100.00        AAA            944,370
                 Mortgage Finance Program Bonds, Series 2006G-2,
                 4.800%, 11/15/27 (Alternative Minimum Tax)

          750   Stamford Housing Authority, Connecticut, Multifamily Housing             No Opt. Call       BBB+            750,203
                 Revenue Bonds, Fairfield Apartments, Series 1998,
                 4.750%, 12/01/28 (Mandatory put 12/01/08)
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Housing/Multifamily                                                                                 1,694,573
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.6% (3.7% OF TOTAL INVESTMENTS)

          750   Connecticut Housing Finance Authority, Housing Mortgage Finance       11/10 at 100.00        AAA            733,290
                 Program Bonds, Series 2001C, 5.450%, 11/15/43
                 (Alternative Minimum Tax)

        1,300   Connecticut Housing Finance Authority, Housing Mortgage Finance        5/13 at 100.00        AAA          1,298,089
                 Program Bonds, Series 2004-A5, 5.050%, 11/15/34

                Connecticut Housing Finance Authority, Housing Mortgage Finance
                Program Bonds, Series 2006-A1:
          435    4.700%, 11/15/26 (Alternative Minimum Tax)                           11/15 at 100.00        AAA            406,438
          465    4.800%, 11/15/31 (Alternative Minimum Tax)                           11/15 at 100.00        AAA            431,041

          600   Connecticut Housing Finance Authority, Housing Mortgage Finance        5/16 at 100.00        AAA            603,798
                 Program Bonds, Series 2006D, 4.650%, 11/15/27

------------------------------------------------------------------------------------------------------------------------------------
        3,550   Total Housing/Single Family                                                                               3,472,656
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.2% (2.1% OF TOTAL INVESTMENTS)

        2,000   Connecticut Resource Recovery Authority, Revenue Bonds,               12/11 at 102.00       Baa2          1,951,520
                 American Ref-Fuel Company of Southeastern Connecticut LP,
                 Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 12.7% (8.3% OF TOTAL INVESTMENTS)

          500   Connecticut Development Authority, First Mortgage Gross Revenue       12/11 at 102.00       BBB+            513,495
                 Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                 5.750%, 12/01/23

          495   Connecticut Development Authority, First Mortgage Gross Revenue       10/08 at 101.00       BBB-            500,049
                 Refunding Healthcare Bonds, Church Homes Inc. -
                 Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

                Connecticut Development Authority, Revenue Bonds, Duncaster
                Inc., Series 2002:
          650    5.125%, 8/01/22 - RAAI Insured                                        8/12 at 101.00         AA            659,737
        1,025    4.750%, 8/01/32 - RAAI Insured                                        8/12 at 101.00         AA            947,285

                Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Village for Families and Children Inc., Series 2002A:
          430    5.000%, 7/01/18 - AMBAC Insured                                       7/12 at 101.00        AAA            451,113
          475    5.000%, 7/01/20 - AMBAC Insured                                       7/12 at 101.00        AAA            493,900
          260    5.000%, 7/01/23 - AMBAC Insured                                       7/12 at 101.00        AAA            267,628
        1,000    5.000%, 7/01/32 - AMBAC Insured                                       7/12 at 101.00        AAA          1,004,410


                                       39

NGO
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

                Connecticut Housing Finance Authority, Special Needs Housing
                Mortgage Finance Program Special Obligation Bonds,
                Series 2002SNH-1:
$       1,000    5.000%, 6/15/22 - AMBAC Insured                                       6/12 at 101.00        AAA        $ 1,038,500
        1,500    5.000%, 6/15/32 - AMBAC Insured                                       6/12 at 101.00        AAA          1,513,185

          500   Connecticut State Development Authority, Health Facilities             8/17 at 100.00        N/R            438,825
                 Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                 Inc., Series 2007, 5.500%, 8/15/27

------------------------------------------------------------------------------------------------------------------------------------
        7,835   Total Long-Term Care                                                                                      7,828,127
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 26.3% (17.1% OF TOTAL INVESTMENTS)

                Bethel, Connecticut, General Obligation Bonds, Series 2002:
          525    5.000%, 11/01/18 - FGIC Insured                                      11/12 at 100.00        Aa3            550,720
          525    5.000%, 11/01/19 - FGIC Insured                                      11/12 at 100.00        Aa3            550,720
          525    5.000%, 11/01/20 - FGIC Insured                                      11/12 at 100.00        Aa3            549,785
          525    5.000%, 11/01/21 - FGIC Insured                                      11/12 at 100.00        Aa3            546,383
          525    5.000%, 11/01/22 - FGIC Insured                                      11/12 at 100.00        Aa3            544,205

        1,200   Connecticut State, General Obligation Bonds, Series 2006A,            12/16 at 100.00         AA          1,248,684
                 4.750%, 12/15/24

          700   Connecticut State, General Obligation Bonds, Series 2006C,             6/16 at 100.00        AAA            741,146
                 5.000%, 6/01/23 - FSA Insured

        2,470   Connecticut State, General Obligation Bonds, Series 2007B,               No Opt. Call         AA          2,738,687
                 5.000%, 5/01/16

          450   Farmington, Connecticut, General Obligation Bonds, Series 2002,        9/12 at 101.00        Aa1            478,589
                 5.000%, 9/15/20

          600   Hartford, Connecticut, General Obligation Bonds, Series 2005A,         8/15 at 100.00        AAA            633,714
                 5.000%, 8/01/21 - FSA Insured

                New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
          950    4.500%, 5/01/19                                                       5/11 at 100.00        Aaa            969,846
          900    4.600%, 5/01/20                                                       5/11 at 100.00        Aaa            918,522
          500    4.700%, 5/01/21                                                       5/11 at 100.00        Aaa            510,325

        1,000   New Haven, Connecticut, General Obligation Bonds, Series 2006,        11/16 at 100.00        AAA          1,081,850
                 5.000%, 11/01/17 - AMBAC Insured

                Southbury, Connecticut, General Obligation Bonds, Series 2002:
          500    4.875%, 12/15/20                                                     12/11 at 101.00        Aa3            520,315
          500    4.875%, 12/15/21                                                     12/11 at 101.00        Aa3            518,205
          500    5.000%, 12/15/22                                                     12/11 at 101.00        Aa3            523,615

                Stratford, Connecticut, General Obligation Bonds, Series 2002:
        1,375    4.000%, 2/15/19 - FSA Insured                                         2/12 at 100.00        AAA          1,386,165
          630    4.125%, 2/15/20 - FSA Insured                                         2/12 at 100.00        AAA            634,152

          500   West Hartford, Connecticut, General Obligation Bonds,                 10/15 at 100.00        AAA            542,540
                 Series 2005B, 5.000%, 10/01/18

------------------------------------------------------------------------------------------------------------------------------------
       15,400   Total Tax Obligation/General                                                                             16,188,168
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 22.0% (14.3% OF TOTAL INVESTMENTS)

          930   Connecticut Health and Educational Facilities Authority,               7/16 at 100.00        AAA            945,419
                 Child Care Facilities Program Revenue Bonds, Series 2006F,
                 5.000%, 7/01/36 - AGC Insured

           60   Connecticut, Special Tax Obligation Transportation Infrastructure        No Opt. Call         AA             65,476
                 Purpose Bonds, Series 1992B, 6.125%, 9/01/12

                Connecticut, Special Tax Obligation Transportation Infrastructure
                Purpose Bonds, Series 2002B:
        2,810    5.000%, 12/01/20 - AMBAC Insured                                     12/12 at 100.00        AAA          2,902,645
        1,000    5.000%, 12/01/21 - AMBAC Insured                                     12/12 at 100.00        AAA          1,029,990
        1,000    5.000%, 12/01/22 - AMBAC Insured                                     12/12 at 100.00        AAA          1,025,500

          500   Connecticut, Special Tax Obligation Transportation Infrastructure      1/14 at 100.00         AA            518,705
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/23 - FGIC Insured


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   Connecticut, Special Tax Obligation Transportation Infrastructure      8/17 at 100.00        AAA        $ 1,570,680
                 Purpose Revenue Bonds, Series 2007A, 5.000%, 8/01/27 -
                 AMBAC Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call        AAA          1,055,150
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured

                Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
                Bonds, Series 2005A:
          780    0.000%, 7/01/32 - FGIC Insured                                          No Opt. Call       BBB+            197,535
        2,120    0.000%, 7/01/33 - FGIC Insured                                          No Opt. Call       BBB+            508,122

                Puerto Rico Public Buildings Authority, Guaranteed Government
                Facilities Revenue Bonds, Series 2002G:
          890    5.250%, 7/01/17                                                       7/12 at 100.00       BBB-            900,547
        1,000    5.250%, 7/01/20                                                       7/12 at 100.00       BBB-          1,006,340
        1,045    5.250%, 7/01/21                                                       7/12 at 100.00       BBB-          1,048,950

          750   Virgin Islands Public Finance Authority, Senior Lien Revenue          10/08 at 101.00        BBB            754,178
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       15,385   Total Tax Obligation/Limited                                                                             13,529,237
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.7% (0.4% OF TOTAL INVESTMENTS)

          415   New Haven, Connecticut, Revenue Refunding Bonds, Air Rights              No Opt. Call        AAA            457,720
                 Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.9% (14.2% OF TOTAL INVESTMENTS) (4)

          500   Bridgeport, Connecticut, General Obligation Bonds, Series 2003A,       9/13 at 100.00        AAA            552,505
                 5.250%, 9/15/23 (Pre-refunded 9/15/13) - FSA Insured

        3,100   Connecticut Health and Educational Facilities Authority,               7/11 at 101.00        AAA          3,340,620
                 Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/21
                 (Pre-refunded 7/01/11) - AMBAC Insured

           40   New Haven, Connecticut, General Obligation Bonds, Series 2002A,       11/11 at 101.00        AAA             43,058
                 5.250%, 11/01/17 - AMBAC Insured (ETM)

        3,050   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00        AAA          3,265,482
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        3,000   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          3,119,069
                 Bonds, Series 2000A, 5.500%, 10/01/40

        1,010   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call        AAA          1,090,224
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured (ETM)

                Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Bonds, Series 2002E:
          570    5.500%, 8/01/29 (Pre-refunded 2/01/12)                                2/12 at 100.00        Aaa            612,323
          195    5.500%, 8/01/29 (Pre-refunded 2/01/12)                                2/12 at 100.00        AAA            209,479

        1,100   University of Connecticut, General Obligation Bonds,                   2/13 at 100.00        AAA          1,200,012
                 Series 2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,565   Total U.S. Guaranteed                                                                                    13,432,772
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.5% (2.9% OF TOTAL INVESTMENTS)

          720   Connecticut Development Authority, Pollution Control Revenue          10/08 at 102.00       Baa1            720,590
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28

          860   Connecticut Development Authority, Solid Waste Disposal Facilities    11/12 at 100.00       Baa1            862,107
                 Revenue Bonds, PSEG Power LLC Project, Series 2007A,
                 5.750%, 11/01/37 (Alternative Minimum Tax)

                Eastern Connecticut Resource Recovery Authority, Solid Waste
                Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
          900    5.500%, 1/01/14 (Alternative Minimum Tax)                             7/08 at 100.00        BBB            900,180
          305    5.500%, 1/01/20 (Alternative Minimum Tax)                             7/08 at 100.00        BBB            297,970

------------------------------------------------------------------------------------------------------------------------------------
        2,785   Total Utilities                                                                                           2,780,847
------------------------------------------------------------------------------------------------------------------------------------


                                       41

NGO
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.2% (9.2% OF TOTAL INVESTMENTS)

$         400   Connecticut Development Authority, Water Facility Revenue              9/17 at 100.00         A-        $   352,600
                 Bonds, Aquarion Water Company Project, Series 200.7,
                 5.100%, 9/01/37 - XLCA Insured (Alternative Minimum Tax)

        1,185   Connecticut, State Revolving Fund General Revenue Bonds,              10/13 at 100.00        AAA          1,280,179
                 Series 2003A, 5.000%, 10/01/16

                Greater New Haven Water Pollution Control Authority,
                Connecticut, Regional Wastewater System Revenue Bonds, Series
                2005A:
        1,230    5.000%, 11/15/30 - MBIA Insured                                      11/15 at 100.00        AAA          1,253,739
          640    5.000%, 8/15/35 - MBIA Insured                                       11/15 at 100.00        AAA

          230   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00        Ba2            233,280
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

                South Central Connecticut Regional Water Authority, Water System
                Revenue Bonds, Eighteenth Series 2003A:
        2,050    5.000%, 8/01/20 - MBIA Insured                                        8/13 at 100.00        AAA          2,125,481
          590    5.000%, 8/01/33 - MBIA Insured                                        8/13 at 100.00        AAA            597,464

        1,840   South Central Connecticut Regional Water Authority, Water              8/16 at 100.00        AAA          1,878,217
                 System Revenue Bonds, Twentieth Series, 2007A,
                 5.000%, 8/01/30 - MBIA Insured

          350   Stamford, Connecticut, Water Pollution Control System and             11/13 at 100.00        AA+            356,682
                 Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32

------------------------------------------------------------------------------------------------------------------------------------
        8,515   Total Water and Sewer                                                                                     8,728,381
------------------------------------------------------------------------------------------------------------------------------------
$      94,480   Total Investments (cost $94,470,470) - 154.2%                                                            94,822,280
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.2)%                                                                       (3,788,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      2,442,194
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.1)% (5)                                                    (32,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $61,476,474
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.7)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMT
Nuveen Massachusetts Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.0% (1.2% OF TOTAL INVESTMENTS)

$       1,465   Boston Industrial Development Financing Authority, Massachusetts,      9/12 at 102.00        Ba3        $ 1,347,155
                 Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                 6.500%, 9/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 29.4% (18.4% OF TOTAL INVESTMENTS)

        1,045   Massachusetts Development Finance Agency, Revenue Bonds,               9/17 at 100.00        AAA          1,058,052
                 Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 -
                 MBIA Insured

          890   Massachusetts Development Finance Authority, Revenue Bonds,            3/09 at 101.00        BBB            904,000
                 Curry College, Series 2000A, 6.000%, 3/01/20 - ACA Insured

        1,745   Massachusetts Development Finance Authority, Revenue Bonds,            7/15 at 100.00        AAA          1,790,981
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2005D, 5.000%, 7/01/27 - AGC Insured

          750   Massachusetts Development Finance Authority, Revenue Bonds,            9/13 at 100.00        AA-            806,648
                 Milton Academy, Series 2003A, 5.000%, 9/01/19

        4,900   Massachusetts Development Finance Authority, Revenue Bonds,            1/18 at 100.00        AAA          4,970,609
                 WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 -
                 AGC Insured

        1,090   Massachusetts Development Finance Authority, Revenue Refunding           No Opt. Call         A2          1,233,291
                 Bonds, Boston University, Series 1999P, 6.000%, 5/15/29

           25   Massachusetts Education Loan Authority, Student Loan Revenue           7/08 at 100.00        Aaa             25,048
                 Bonds, Issue E, Series 1995, 6.150%, 7/01/10 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,550   Massachusetts Educational Finance Authority, Educational Loan          1/12 at 100.00        AAA          1,574,320
                 Revenue Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC
                 Insured (Alternative Minimum Tax)

        2,000   Massachusetts Health and Educational Facilities Authority,             6/13 at 100.00        AA-          2,138,980
                 Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

          500   Massachusetts Health and Educational Facilities Authority,             9/08 at 100.00         AA            389,384
                 Revenue Bonds, Hebrew College, Series 1999A,
                 3.763%, 7/01/31 (4)

          500   Massachusetts Health and Educational Facilities Authority, Revenue     7/13 at 100.00        Aaa            514,440
                 Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26

          555   Massachusetts Health and Educational Facilities Authority, Revenue     7/13 at 100.00        AAA            581,729
                 Bonds, Williams College, Series 2003H, 5.000%, 7/01/21

        1,380   Massachusetts Health and Educational Facilities Authority, Revenue     7/16 at 100.00        AAA          1,429,128
                 Bonds, Williams College, Series 2007L, 5.000%, 7/01/31

          500   Massachusetts Health and Educational Facilities Authority, Revenue    11/12 at 100.00        AAA            502,140
                 Bonds, Worcester State College, Series 2002, 5.000%, 11/01/32 -
                 AMBAC Insured

        1,645   Massachusetts Industrial Finance Agency, Revenue Bonds,                7/08 at 100.00        Aa1          1,646,612
                 Whitehead Institute for Biomedical Research, Series 1993,
                 5.125%, 7/01/26

          375   Puerto Rico Industrial, Tourist, Educational, Medical and              2/09 at 101.00       BBB-            376,170
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
       19,450   Total Education and Civic Organizations                                                                  19,941,532
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NMT
Nuveen Massachusetts Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 25.6% (16.0% OF TOTAL INVESTMENTS)

$       1,250   Massachusetts Health and Educational Facilities Authority, Revenue    10/11 at 101.00       BBB+        $ 1,282,388
                 Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue    11/11 at 101.00         AA            982,760
                 Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Capital Asset Program, Series 1998B-1:
        1,800    5.375%, 2/01/26 (WI/DD, Settling 6/13/08) - MBIA Insured              8/18 at 100.00        AAA          1,841,778
          770    5.375%, 2/01/28 (WI/DD, Settling 6/13/08) - MBIA Insured              8/18 at 100.00        AAA            781,696

        1,500   Massachusetts Health and Educational Facilities Authority,             8/18 at 100.00        AAA          1,531,110
                 Revenue Bonds, Capital Asset Program, Series 1998B-2,
                 5.375%, 2/01/27 (WI/DD, Settling 6/09/08) - MBIA Insured

        1,000   Massachusetts Health and Educational Facilities Authority,             7/12 at 101.00        BBB          1,022,160
                 Revenue Bonds, Caritas Christi Obligated Group, Series 2002B,
                 6.250%, 7/01/22

          935   Massachusetts Health and Educational Facilities Authority,             8/15 at 100.00         AA            870,588
                 Revenue Bonds, Emerson Hospital, Series 2005E,
                 5.000%, 8/15/35 - RAAI Insured

        1,000   Massachusetts Health and Educational Facilities Authority,             8/15 at 100.00          A          1,020,610
                 Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

        2,000   Massachusetts Health and Educational Facilities Authority,             8/17 at 100.00          A          2,049,740
                 Revenue Bonds, Lahey Medical Center, Series 2007D,
                 5.250%, 8/15/28

          585   Massachusetts Health and Educational Facilities Authority,             7/17 at 100.00       BBB-            505,545
                 Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                 5.000%, 7/15/32

        1,000   Massachusetts Health and Educational Facilities Authority,             7/15 at 100.00       BBB-            911,660
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.250%, 7/01/30

          750   Massachusetts Health and Educational Facilities Authority,             7/08 at 100.00        AAA            750,968
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 1993G-1, 5.375%, 7/01/24 - MBIA Insured

           75   Massachusetts Health and Educational Facilities Authority,             7/11 at 101.00         AA             78,525
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 5.750%, 7/01/32

          375   Massachusetts Health and Educational Facilities Authority,             7/11 at 100.00        BBB            385,571
                 Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

        1,445   Massachusetts Health and Educational Facilities Authority,             7/15 at 100.00        BBB          1,279,201
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

        2,000   Massachusetts State, Health and Educational Facilities Authority,      7/17 at 100.00         AA          2,035,000
                 Partners HealthCare System Inc., Series 2007G, 5.000%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
       17,485   Total Health Care                                                                                        17,329,300
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.9% (4.9% OF TOTAL INVESTMENTS)

        1,335   Massachusetts Development Finance Authority, Multifamily               7/17 at 100.00        AAA          1,241,083
                 Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                 4.800%, 7/20/48

        1,860   Massachusetts Development Financing Authority, Assisted Living        12/09 at 102.00        N/R          1,891,322
                 Revenue Bonds, Prospect House Apartments, Series 1999,
                 7.000%, 12/01/31

          335   Massachusetts Housing Finance Agency, Housing Bonds,                   6/15 at 100.00        AA-            320,729
                 Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)

          500   Massachusetts Housing Finance Agency, Housing Revenue Bonds,           6/13 at 100.00        AA-            493,705
                 Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         375   Massachusetts Housing Finance Agency, Rental Housing Mortgage          7/10 at 101.00        AAA        $   385,526
                 Revenue Bonds, Series 1999D, 5.500%, 7/01/13 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized       5/12 at 103.00        AAA          1,028,220
                 Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                 5.200%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
        5,405   Total Housing/Multifamily                                                                                 5,360,585
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,500   Massachusetts Housing Finance Agency, Single Family Housing            6/16 at 100.00         AA          1,318,995
                 Revenue Bonds, Series 2006-126, 4.625%, 6/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.2% (0.8% OF TOTAL INVESTMENTS)

          345   Massachusetts Development Finance Agency, Pioneer Valley                 No Opt. Call        N/R            332,387
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          400   Massachusetts Development Finance Agency, Solid Waste                    No Opt. Call        BBB            401,724
                 Disposal Revenue Bonds, Waste Management Inc., Series 2003,
                 5.450%, 6/01/14

------------------------------------------------------------------------------------------------------------------------------------
          745   Total Industrials                                                                                           734,111
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 7.4% (4.6% OF TOTAL INVESTMENTS)

        1,270   Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds,            10/08 at 105.00        AAA          1,337,894
                 Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31

        1,685   Massachusetts Development Finance Agency, Revenue Bonds,              10/12 at 102.00        BB-          1,521,184
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,500   Massachusetts Development Finance Authority,                           3/12 at 105.00        AAA          1,595,670
                 GNMA Collateralized Assisted Living Facility Revenue Bonds,
                 Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
                 (Alternative Minimum Tax)

          150   Massachusetts Industrial Finance Agency, FHA-Insured Project           8/08 at 100.00        AAA            150,221
                 Revenue Bonds, Heights Crossing LP, Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)

          400   Massachusetts Industrial Finance Agency, First Mortgage                1/11 at 101.00       BBB-            388,488
                 Revenue Bonds, Berkshire Retirement Community,
                 Series 1994B, 4.750%, 7/01/17

------------------------------------------------------------------------------------------------------------------------------------
        5,005   Total Long-Term Care                                                                                      4,993,457
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 18.0% (11.2% OF TOTAL INVESTMENTS)

          500   Ashland, Massachusetts, General Obligation Bonds, Series 2004,         5/15 at 100.00        Aaa            533,250
                 5.250%, 5/15/23 - AMBAC Insured

        1,250   Boston, Massachusetts, General Obligation Bonds, Series 2005A,         1/15 at 100.00        AA+          1,360,938
                 5.000%, 1/01/17

        1,000   Fall River, Massachusetts, General Obligation Bonds, Series 2003,      2/13 at 101.00        AAA          1,051,100
                 5.000%, 2/01/21 - FSA Insured

        2,500   Massachusetts Bay Transportation Authority, General Obligation           No Opt. Call        AAA          3,068,600
                 Transportation System Bonds, Series 1991A, 7.000%, 3/01/21

        1,275   Massachusetts, General Obligation Bonds, Consolidated Loan,              No Opt. Call        AAA          1,457,223
                 Series 2001D, 6.000%, 11/01/13 - MBIA Insured

          980   Monson, Massachusetts, General Obligation Bonds, Series 2002,          5/12 at 101.00        Aaa          1,036,115
                 5.250%, 5/15/22 - AMBAC Insured

        1,260   Norwell, Massachusetts, General Obligation Bonds, Series 2003,           No Opt. Call        AA+          1,366,029
                 5.000%, 11/15/20 - FGIC Insured

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call       Baa3          1,034,190
                 Series 2001A, 5.500%, 7/01/29 - FGIC Insured

        1,220   Worcester, Massachusetts, General Obligation Bonds, Series 2005A,      7/15 at 100.00         A-          1,293,041
                 5.000%, 7/01/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,985   Total Tax Obligation/General                                                                             12,200,486
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NMT
Nuveen Massachusetts Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 13.8% (8.6% OF TOTAL INVESTMENTS)

$         210   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,             5/14 at 100.00        AAA        $   214,958
                 Series 2004, 5.000%, 5/01/26 - AMBAC Insured

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales Tax        No Opt. Call        AAA            433,437
                 Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          975   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/18 at 100.00        AAA          1,028,703
                 Revenue Bonds, Series 2006, 5.000%, 7/01/26

          550   Massachusetts College Building Authority, Project Revenue Bonds,       5/14 at 100.00        AAA            582,164
                 Series 2004A, 5.000%, 5/01/19 - MBIA Insured

          325   Massachusetts College Building Authority, Project Revenue Bonds,       5/16 at 100.00        AAA            327,948
                 Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

        1,200   Massachusetts College Building Authority, Project Revenue Bonds,       5/18 at 100.00        AAA          1,229,196
                 Series 2008A, 5.000%, 5/01/33 - AGC Insured

        1,000   Massachusetts College Building Authority, Project Revenue Refunding      No Opt. Call         A1          1,086,340
                 Bonds, Series 2003B, 5.375%, 5/01/23 - XLCA Insured

        1,300   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00        AAA          1,378,962
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured

          540   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,           No Opt. Call          A            575,716
                 Series 2005, 5.000%, 1/01/20 - FGIC Insured

        1,000   Massachusetts, Special Obligation Refunding Notes, Federal               No Opt. Call        Aaa          1,094,560
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured

          240   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call        AAA             33,314
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/43 -
                 AMBAC Insured

        1,300   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           No Opt. Call        AAA          1,393,067
                 Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,025   Total Tax Obligation/Limited                                                                              9,378,365
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.6% (6.6% OF TOTAL INVESTMENTS)

        2,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,             7/13 at 100.00        AAA          2,034,920
                 5.000%, 7/01/33 - MBIA Insured

        1,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,        7/17 at 100.00         A2            943,830
                 BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 -
                 FGIC Insured (Alternative Minimum Tax)

          225   Massachusetts Port Authority, Special Facilities Revenue Bonds,        1/11 at 101.00        AAA            182,003
                 Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 - AMBAC
                 Insured (Alternative Minimum Tax)

        4,000   Massachusetts Port Authority, Special Facilities Revenue Bonds,        9/08 at 100.00        AAA          3,999,600
                 US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,225   Total Transportation                                                                                      7,160,353
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 23.7% (14.8% OF TOTAL INVESTMENTS) (5)

          550   Guam Economic Development Authority, Tobacco Settlement                5/11 at 100.00   Baa3 (5)            592,845
                 Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                 (Pre-refunded 5/15/11)

           25   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/18 at 100.00    Aa2 (5)             27,770
                 Revenue Bonds, Series 2006, 5.000%, 7/01/26
                 (Pre-refunded 7/01/18)

        2,500   Massachusetts Development Finance Authority, GNMA Collateralized      10/11 at 105.00        AAA          2,943,675
                 Revenue Bonds, VOA Concord Assisted Living Inc., Series 2000A,
                 6.900%, 10/20/41 (Pre-refunded 10/20/11)

          500   Massachusetts Development Finance Authority, Revenue Bonds,            9/11 at 101.00      A (5)            545,045
                 Belmont Hills School, Series 2001, 5.375%, 9/01/23
                 (Pre-refunded 9/01/11)


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

$       1,000   Massachusetts Development Finance Authority, Revenue Bonds,            7/13 at 101.00     A- (5)        $ 1,133,090
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)

          410   Massachusetts Health and Educational Facilities Authority,             7/21 at 100.00        AAA            448,593
                 Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                 (Pre-refunded 7/01/21) - MBIA Insured

          600   Massachusetts Health and Educational Facilities Authority,             5/12 at 100.00   Baa3 (5)            649,422
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) -
                 FGIC Insured

        1,925   Massachusetts Health and Educational Facilities Authority,             7/11 at 101.00     AA (5)          2,114,497
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 5.750%, 7/01/32 (Pre-refunded 7/01/11)

        1,000   Massachusetts Health and Educational Facilities Authority,            10/11 at 100.00     A+ (5)          1,078,300
                 Revenue Bonds, University of Massachusetts - Worcester
                 Campus, Series 2001B, 5.250%, 10/01/31 (Pre-refunded
                 10/01/11) - FGIC Insured

        2,300   Massachusetts Industrial Finance Agency, Revenue Bonds,                9/08 at 101.00      A (5)          2,341,975
                 Belmont Hill School, Series 1998, 5.250%, 9/01/28
                 (Pre-refunded 9/01/08)

          620   Massachusetts Port Authority, Revenue Bonds, Series 1982,              7/08 at 100.00        AAA            785,844
                 13.000%, 7/01/13 (ETM)

        1,500   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00      A (5)          1,640,460
                 Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) -
                 FGIC Insured

        1,615   Springfield, Massachusetts, General Obligation Bonds,                  1/13 at 100.00        AAA          1,747,624
                 Series 2003, 5.250%, 1/15/23 (Pre-refunded 1/15/13) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,545   Total U.S. Guaranteed                                                                                    16,049,140
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.1% (2.0% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Development Finance Agency, Resource Recovery            1/12 at 101.00        AAA          1,077,720
                 Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 -
                 MBIA Insured

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery            12/08 at 102.00        BBB          1,001,680
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,000   Total Utilities                                                                                           2,079,400
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.2% (7.0% OF TOTAL INVESTMENTS)

        2,000   Boston Water and Sewerage Commission, Massachusetts,                  11/14 at 100.00         AA          2,085,720
                 General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

           60   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/13 at 100.00        AAA             62,660
                 Program Bonds, Series 2003-9, 5.000%, 8/01/22

          285   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/14 at 100.00        AAA            297,246
                 Program Bonds, Series 2004-10, 5.000%, 8/01/26

          750   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/15 at 100.00        AAA            746,918
                 Program Bonds, Series 2005-11, 4.500%, 8/01/29

        1,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/16 at 100.00        AAA            963,660
                 Program Bonds, Series 2006-12, 4.375%, 8/01/31

        1,250   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,          8/12 at 100.00        AAA          1,330,375
                 MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,500   Massachusetts Water Resources Authority, General Revenue Bonds,        8/17 at 100.00        AAA          1,558,034
                 Series 2005A, 5.000%, 8/01/28 - MBIA Insured

          625   Massachusetts Water Resources Authority, General Revenue Bonds,        8/16 at 100.00         AA            532,630
                 Series 2006A, 4.000%, 8/01/46

------------------------------------------------------------------------------------------------------------------------------------
        7,470   Total Water and Sewer                                                                                     7,577,243
------------------------------------------------------------------------------------------------------------------------------------
$     102,305   Total Long-Term Investments (cost $104,075,866) - 155.8%                                                 105,470,122
=============-----------------------------------------------------------------------------------------------------------------------


                                       47

NMT
Nuveen Massachusetts Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
   PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                      RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.4% (2.7% OF TOTAL INVESTMENTS)

$      2,000    Massachusetts Development Finance Authority, Revenue Bonds,                               VMIG-1       $  2,000,000
                 Wentworth Institute of Technology, Variable Rate Demand
                 Obligations, Series 2000, 6.250%, 10/01/30 -
                 AMBAC Insured (6)

       1,000    Massachusetts Health and Educational Facilities Authority,                                    A2          1,000,000
                 Revenue Bonds, CareGroup Inc., Variable Rate Demand
                 Obligations, Auction Rate Series 2004D, 3.900%, 7/01/24 -
                 MBIA Insured (6)
------------------------------------------------------------------------------------------------------------------------------------
$      3,000    Total Short-Term Investments (cost $3,000,000)                                                            3,000,000
============------------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $107,075,866) - 160.2%                                                          108,470,122
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (10.0)%                                                                  (6,749,756)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.2)% (7)                                                    (34,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 67,720,366
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2008:
                                   FUND                                      FIXED RATE                                   UNREALIZED
                NOTIONAL    PAY/RECEIVE   FLOATING RATE        FIXED RATE       PAYMENT    EFFECTIVE    TERMINATION     APPRECIATION
COUNTERPARTY      AMOUNT  FLOATING RATE           INDEX      (ANNUALIZED)     FREQUENCY     DATE (8)           DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada   $1,450,000            Pay            SIFM            4.335%     Quarterly      8/06/08        8/06/37          $92,080
====================================================================================================================================
SIFM - Securities Industry and Financial Markets (SIFM) Municipal Swap Index
(previously referred to as the Bond Market Association index or BMA).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Investment has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (31.3)%.

               (8) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NMB
Nuveen Massachusetts Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.6% (1.0% OF TOTAL INVESTMENTS)

$         490   Boston Industrial Development Financing Authority, Massachusetts,      9/12 at 102.00        Ba3        $   450,584
                 Senior Revenue Bonds, Crosstown Center Project, Series 2002,
                 6.500%, 9/01/35 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 36.8% (22.8% OF TOTAL INVESTMENTS)

          450   Massachusetts Development Finance Agency, Revenue Bonds,               9/17 at 100.00        AAA            455,621
                 Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 -
                 MBIA Insured

          495   Massachusetts Development Finance Authority, Revenue Bonds,            7/15 at 100.00        AAA            508,043
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2005D, 5.000%, 7/01/27 - AGC Insured

          500   Massachusetts Development Finance Authority, Revenue Bonds,            9/13 at 100.00        AA-            537,765
                 Milton Academy, Series 2003A, 5.000%, 9/01/19

        2,100   Massachusetts Development Finance Authority, Revenue Bonds,            1/18 at 100.00        AAA          2,130,261
                 WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 -
                 AGC Insured

        1,000   Massachusetts Development Finance Authority, Revenue Refunding         5/29 at 105.00         A2          1,089,120
                 Bonds, Boston University, Series 1999P, 6.000%, 5/15/59

        1,085   Massachusetts Educational Finance Authority, Educational Loan          7/10 at 100.00        AAA          1,120,848
                 Revenue Bonds, Series 2001E, 5.300%, 1/01/16 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue     6/13 at 100.00        AA-          1,069,490
                 Bonds, Boston College, Series 2003N, 5.250%, 6/01/18

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue     9/08 at 100.00         AA            778,768
                 Bonds, Hebrew College, Series 1999A, 3.763%, 7/01/31 (4)

        2,000   Massachusetts Health and Educational Facilities Authority, Revenue     2/11 at 100.00        Aa2          2,049,800
                 Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36

          590   Massachusetts Health and Educational Facilities Authority, Revenue     7/16 at 100.00        AAA            611,004
                 Bonds, Williams College, Series 2007L, 5.000%, 7/01/31

------------------------------------------------------------------------------------------------------------------------------------
       10,220   Total Education and Civic Organizations                                                                  10,350,720
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 27.8% (17.2% OF TOTAL INVESTMENTS)

          500   Massachusetts Health and Educational Facilities Authority Revenue      1/18 at 100.00        N/R            493,160
                 Bonds, Quincy Medical Center Issue, Series A 2008,
                 6.500%, 1/15/38

          500   Massachusetts Health and Educational Facilities Authority, Revenue    10/11 at 101.00       BBB+            512,955
                 Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31

          775   Massachusetts Health and Educational Facilities Authority, Revenue     8/18 at 100.00        AAA            792,988
                 Bonds, Capital Asset Program, Series 1998B-1, 5.375%, 2/01/26
                 (WI/DD, Settling 6/13/08) - MBIA Insured

          500   Massachusetts Health and Educational Facilities Authority, Revenue     8/18 at 100.00        AAA            510,370
                 Bonds, Capital Asset Program, Series 1998B-2, 5.375%, 2/01/27
                 (WI/DD, Settling 6/09/08) - MBIA Insured

          250   Massachusetts Health and Educational Facilities Authority, Revenue     1/09 at 101.00        BBB            248,580
                 Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

          295   Massachusetts Health and Educational Facilities Authority, Revenue     1/12 at 101.00        N/R            304,092
                 Bonds, Covenant Health Systems Obligated Group, Series 2002,
                 6.000%, 7/01/31


                                       49

NMB
Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         315   Massachusetts Health and Educational Facilities Authority, Revenue     8/15 at 100.00         AA        $   293,300
                 Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 -
                 RAAI Insured

          600   Massachusetts Health and Educational Facilities Authority, Revenue     8/15 at 100.00          A            612,366
                 Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue     8/17 at 100.00          A          1,024,870
                 Bonds, Lahey Medical Center, Series 2007D, 5.250%, 8/15/28

          290   Massachusetts Health and Educational Facilities Authority, Revenue     7/17 at 100.00       BBB-            250,612
                 Bonds, Milford Regional Medical Center, Series 2007E,
                 5.000%, 7/15/32

          500   Massachusetts Health and Educational Facilities Authority, Revenue     7/15 at 100.00       BBB-            455,830
                 Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30

          500   Massachusetts Health and Educational Facilities Authority, Revenue     7/14 at 100.00        BB-            501,085
                 Bonds, Northern Berkshire Community Services Inc., Series 2004B,
                 6.375%, 7/01/34

        1,000   Massachusetts Health and Educational Facilities Authority, Revenue     7/09 at 101.00         AA          1,021,920
                 Bonds, Partners HealthCare System Inc., Series 1999B,
                 5.125%, 7/01/19

           35   Massachusetts Health and Educational Facilities Authority, Revenue     7/11 at 101.00         AA             36,645
                 Bonds, Partners HealthCare  System Inc., Series 2001C,
                 5.750%, 7/01/32

          500   Massachusetts Health and Educational Facilities Authority, Revenue     7/11 at 100.00        BBB            514,095
                 Bonds, UMass Memorial Health Care, Series 2001C,
                 6.625%, 7/01/32

          285   Massachusetts Health and Educational Facilities Authority, Revenue     7/15 at 100.00        BBB            252,299
                 Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,845   Total Health Care                                                                                         7,825,167
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 12.1% (7.5% OF TOTAL INVESTMENTS)

          570   Massachusetts Development Finance Authority, Multifamily               7/17 at 100.00        AAA            529,901
                 Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                 4.800%, 7/20/48

          135   Massachusetts Housing Finance Agency, Housing Bonds,                   6/15 at 100.00        AA-            129,249
                 Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)

          500   Massachusetts Housing Finance Agency, Housing Revenue                  6/13 at 100.00        AA-            493,705
                 Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)

        1,215   Massachusetts Housing Finance Agency, Rental Housing Mortgage          1/11 at 100.00        AAA          1,224,125
                 Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Somerville Housing Authority, Massachusetts, GNMA Collateralized       5/12 at 103.00        AAA          1,028,220
                 Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                 5.200%, 11/20/22

------------------------------------------------------------------------------------------------------------------------------------
        3,420   Total Housing/Multifamily                                                                                 3,405,200
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.0% (1.3% OF TOTAL INVESTMENTS)

          650   Massachusetts Housing Finance Agency, Single Family Housing            6/16 at 100.00         AA            571,565
                 Revenue Bonds, Series 2006-126, 4.625%, 6/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

          160   Massachusetts Development Finance Agency, Pioneer Valley                 No Opt. Call        N/R            154,150
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

          200   Massachusetts Development Finance Agency, Solid Waste Disposal           No Opt. Call        BBB            200,862
                 Revenue Bonds, Waste Management Inc., Series 2003,
                 5.450%, 6/01/14

------------------------------------------------------------------------------------------------------------------------------------
          360   Total Industrials                                                                                           355,012
------------------------------------------------------------------------------------------------------------------------------------


                                       50

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 8.6% (5.3% OF TOTAL INVESTMENTS)

$         725   Massachusetts Development Finance Agency, Revenue Bonds,              10/12 at 102.00        BB-        $   654,516
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

          655   Massachusetts Development Finance Authority, First Mortgage            7/11 at 102.00       BBB-            701,538
                 Revenue Bonds, Berkshire Retirement Community - Edgecombe
                 Project, Series 2001A, 6.750%, 7/01/21

        1,000   Massachusetts Development Finance Authority, GNMA                      3/12 at 105.00        AAA          1,063,780
                 Collateralized Assisted Living Facility Revenue Bonds, Arbors at
                 Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,380   Total Long-Term Care                                                                                      2,419,834
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 17.1% (10.6% OF TOTAL INVESTMENTS)

          310   Ashland, Massachusetts, General Obligation Bonds, Series 2004,         5/15 at 100.00        Aaa            330,615
                 5.250%, 5/15/23 - AMBAC Insured

        2,000   Brookline, Massachusetts, General Obligation Bonds, Series 2000,       4/10 at 101.00        Aaa          2,110,580
                 5.375%, 4/01/17

          440   Fall River, Massachusetts, General Obligation Bonds, Series 2003,      2/13 at 101.00        AAA            462,484
                 5.000%, 2/01/21 - FSA Insured

          750   Massachusetts, General Obligation Bonds, Consolidated Loan,              No Opt. Call         AA            861,293
                 Series 2002D, 5.500%, 8/01/19

          500   Norwell, Massachusetts, General Obligation Bonds, Series 2003,           No Opt. Call        AA+            542,075
                 5.000%, 11/15/20 - FGIC Insured

          500   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call       Baa3            517,095
                 Series 2001A, 5.500%, 7/01/29 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Tax Obligation/General                                                                              4,824,142
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 11.7% (7.2% OF TOTAL INVESTMENTS)

          395   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,             5/14 at 100.00        AAA            404,326
                 Series 2004, 5.000%, 5/01/26 - AMBAC Insured

           85   Massachusetts Bay Transportation Authority, Assessment Bonds,          7/10 at 100.00        AAA             87,360
                 Series 2000A, 5.250%, 7/01/30

          385   Massachusetts Bay Transportation Authority, Senior Lien Sales Tax        No Opt. Call        AAA            433,437
                 Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21

          230   Massachusetts College Building Authority, Project Revenue Bonds,       5/14 at 100.00        AAA            243,450
                 Series 2004A, 5.000%, 5/01/19 - MBIA Insured

          250   Massachusetts College Building Authority, Project Revenue Bonds,       5/16 at 100.00        AAA            252,268
                 Series 2006A, 5.000%, 5/01/31 - AMBAC Insured

          550   Massachusetts College Building Authority, Project Revenue Bonds,       5/18 at 100.00        AAA            563,382
                 Series 2008A, 5.000%, 5/01/33 - AGC Insured

          500   Massachusetts School Building Authority, Dedicated Sales Tax           8/15 at 100.00        AAA            530,370
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured

          230   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,           No Opt. Call          A            245,212
                 Series 2005, 5.000%, 1/01/20 - FGIC Insured

          500   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00       BBB+            531,910
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        3,125   Total Tax Obligation/Limited                                                                              3,291,715
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 1.3% (0.8% OF TOTAL INVESTMENTS)

          400   Massachusetts Port Authority, Special Facilities Revenue Bonds,        7/17 at 100.00         A2            377,532
                 BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 -
                 FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       51

NMB
Nuveen Massachusetts Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.6% (10.9% OF TOTAL INVESTMENTS) (5)

$       1,000   Boston, Massachusetts, General Obligation Bonds, Series 2001A,         2/11 at 100.00    AA+ (5)        $ 1,061,230
                 5.000%, 2/01/20 (Pre-refunded 2/01/11)

        1,675   Lawrence, Massachusetts, General Obligation Bonds, Series 2001,        2/11 at 100.00        Aaa          1,777,560
                 5.000%, 2/01/21 (Pre-refunded 2/01/11) - AMBAC Insured

          125   Massachusetts Bay Transportation Authority, Assessment Bonds,          7/10 at 100.00    Aa1 (5)            132,401
                 Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)

           80   Massachusetts Health and Educational Facilities Authority,             1/12 at 101.00        Aaa             88,920
                 Revenue Bonds, Covenant Health Systems Obligated Group,
                 Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)

          965   Massachusetts Health and Educational Facilities Authority,             7/11 at 101.00     AA (5)          1,059,995
                 Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                 5.750%, 7/01/32 (Pre-refunded 7/01/11)

          750   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00      A (5)            820,230
                 Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,595   Total U.S. Guaranteed                                                                                     4,940,336
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.9% (3.6% OF TOTAL INVESTMENTS)

        1,070   Massachusetts Development Finance Agency, Resource Recovery            1/12 at 101.00        AAA          1,153,160
                 Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/14 -
                 MBIA Insured

          500   Massachusetts Industrial Finance Agency, Resource Recovery            12/08 at 102.00        BBB            500,840
                 Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,570   Total Utilities                                                                                           1,654,000
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.3% (8.8% OF TOTAL INVESTMENTS)

          530   Boston Water and Sewerage Commission, Massachusetts,                  11/14 at 100.00         AA            552,716
                 General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25

          125   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00        Ba2            126,783
                 System Revenue Bonds, Series 2005, 6.000%, 7/01/25

          500   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/15 at 100.00        AAA            497,945
                 Program Bonds, Series 2005-11, 4.500%, 8/01/29

          400   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/16 at 100.00        AAA            385,464
                 Program Bonds, Series 2006-12, 4.375%, 8/01/31

          500   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,          8/12 at 100.00        AAA            532,149
                 MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

        1,405   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,          8/09 at 101.00        AAA          1,450,057
                 MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29

          250   Massachusetts Water Resources Authority, General Revenue Bonds,        8/17 at 100.00        AAA            259,672
                 Series 2005A, 5.000%, 8/01/28 - MBIA Insured

          250   Massachusetts Water Resources Authority, General Revenue Bonds,        8/16 at 100.00         AA            213,053
                 Series 2006A, 4.000%, 8/01/46

------------------------------------------------------------------------------------------------------------------------------------
        3,960   Total Water and Sewer                                                                                     4,017,839
------------------------------------------------------------------------------------------------------------------------------------

$      43,515   Total Long-Term Investments (cost $44,111,865) - 158.1%                                                  44,483,646
=============-----------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                        RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.6% (2.2% OF TOTAL INVESTMENTS)

$       1,000   Massachusetts Development Finance Authority, Revenue Bonds,                               VMIG-1        $ 1,000,000
                 Wentworth Institute of Technology, Variable Rate Demand
                 Obligations, Series 2000, 6.250%, 10/01/30 - AMBAC Insured (6)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $45,111,865) - 161.7%                                                            45,483,646
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (8.4)%                                                                   (2,348,337)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)% (7)                                                    (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $28,135,309
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2008:
                                   FUND                                      FIXED RATE                                   UNREALIZED
                NOTIONAL    PAY/RECEIVE   FLOATING RATE        FIXED RATE       PAYMENT    EFFECTIVE    TERMINATION     APPRECIATION
COUNTERPARTY      AMOUNT  FLOATING RATE           INDEX      (ANNUALIZED)     FREQUENCY     DATE (8)           DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada     $900,000            Pay            SIFM            4.335%     Quarterly      8/06/08        8/06/37          $57,153
====================================================================================================================================
SIFM - Securities Industry and Financial Markets (SIFM) Municipal Swap Index
(previously referred to as the Bond Market Association Index or BMA).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Investment has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.0)%.

               (8) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

NGX
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.0% (14.5% OF TOTAL INVESTMENTS)

$       1,135   Massachusetts Development Finance Agency, Revenue Bonds,              10/15 at 100.00        AAA        $ 1,138,030
                 Boston University, Series 2005T-1, 5.000%, 10/01/39 -
                 AMBAC Insured

          600   Massachusetts Development Finance Agency, Revenue Bonds,               9/17 at 100.00        AAA            607,494
                 Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37 -
                 MBIA Insured

        1,250   Massachusetts Development Finance Authority, Revenue Bonds,            9/13 at 100.00         A1          1,255,638
                 Middlesex School, Series 2003, 5.000%, 9/01/33

        3,000   Massachusetts Development Finance Authority, Revenue Bonds,            1/18 at 100.00        AAA          3,043,230
                 WGBH Educational Foundation, Series 2008A, 5.000%, 1/01/42 -
                 AGC Insured

        1,750   Massachusetts Health and Educational Facilities Authority,             6/13 at 100.00        AA-          1,783,828
                 Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37

        1,500   Massachusetts Health and Educational Facilities Authority,            11/12 at 100.00        AAA          1,506,420
                 Revenue Bonds, Worcester State College, Series 2002,
                 5.000%, 11/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,235   Total Education and Civic Organizations                                                                   9,334,640
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 14.9% (9.0% OF TOTAL INVESTMENTS)

          600   Massachusetts Health and Educational Facilities Authority,             8/18 at 100.00        AAA            611,016
                 Revenue Bonds, Capital Asset Program, Series 1998B-1,
                 5.375%, 2/01/27 (WI/DD, Settling 6/13/08) - MBIA Insured

        1,500   Massachusetts Health and Educational Facilities Authority,             8/18 at 100.00        AAA          1,522,785
                 Revenue Bonds, Capital Asset Program, Series 1998B-2,
                 5.375%, 2/01/28 (WI/DD, Settling 6/09/08) - MBIA Insured

          500   Massachusetts Health and Educational Facilities Authority,             7/08 at 102.00        AAA            502,730
                 Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 -
                 MBIA Insured

          585   Massachusetts Health and Educational Facilities Authority,             7/17 at 100.00       BBB-            505,545
                 Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                 5.000%, 7/15/32

          200   Massachusetts Health and Educational Facilities Authority,             7/15 at 100.00       BBB-            182,332
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.250%, 7/01/30

        2,400   Massachusetts Health and Educational Facilities Authority,             5/12 at 100.00        Aaa          2,238,600
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

          250   Massachusetts Health and Educational Facilities Authority,             7/15 at 100.00        BBB            221,315
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        6,035   Total Health Care                                                                                         5,784,323
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 10.2% (6.2% OF TOTAL INVESTMENTS)

$         775   Massachusetts Development Finance Authority, Multifamily               7/17 at 100.00        AAA        $   720,479
                 Housing Revenue Bonds, Emerson Manor Project, Series 2007,
                 4.800%, 7/20/48

        2,000   Massachusetts Housing Finance Agency, Housing Bonds,                  12/12 at 100.00        AA-          1,972,760
                 Series 2003H, 5.125%, 6/01/43

        1,265   Massachusetts Housing Finance Agency, Rental Housing Mortgage          7/12 at 100.00        AAA          1,264,937
                 Revenue Bonds, Series 2002H, 5.200%, 7/01/42 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,040   Total Housing/Multifamily                                                                                 3,958,176
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 4.7% (2.9% OF TOTAL INVESTMENTS)

        1,750   Massachusetts Development Finance Authority, GNMA                     12/12 at 105.00        AAA          1,870,628
                 Collateralized Revenue Bonds, Neville Communities, Series 2002A,
                 6.000%, 6/20/44
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.9% (12.7% OF TOTAL INVESTMENTS)

        1,280   Littleton, Massachusetts, General Obligation Bonds, Series 2003,       1/13 at 101.00         A+          1,325,760
                 5.000%, 1/15/21 - FGIC Insured

        3,000   Massachusetts, General Obligation Bonds, Consolidated Loan,              No Opt. Call        AAA          3,365,789
                 Series 2004B, 5.250%, 8/01/21 - FSA Insured

        1,705   North Attleborough, Massachusetts, General Obligation Bonds,           7/14 at 101.00         A1          1,872,175
                 Series 2004, 5.000%, 7/15/15 - FGIC Insured

        1,500   Pittsfield, Massachusetts, General Obligation Bonds,                   4/12 at 101.00        AAA          1,578,015
                 Series 2002, 5.000%, 4/15/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,485   Total Tax Obligation/General                                                                              8,141,739
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.7% (15.6% OF TOTAL INVESTMENTS)

        3,000   Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,             5/13 at 100.00        AAA          3,018,060
                 Series 2002, 5.000%, 5/01/32 - AMBAC Insured

          750   Massachusetts College Building Authority, Project Revenue Bonds,       5/18 at 100.00        AAA            768,248
                 Series 2008A, 5.000%, 5/01/33 - AGC Insured

        2,790   Massachusetts College Building Authority, Project Revenue              5/13 at 100.00         A1          2,866,446
                 Refunding Bonds, Series 2003A, 5.250%, 5/01/22 - XLCA Insured

                Massachusetts Development Finance Authority, Revenue Bonds, 100
                Cambridge Street Redevelopment, M/SRBC Project, Series 2002A:
        1,475    5.125%, 8/01/28 - MBIA Insured                                        2/12 at 100.00        AAA          1,502,273
        1,500    5.125%, 2/01/34 - MBIA Insured                                        2/12 at 100.00        AAA          1,519,140

          300   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,           No Opt. Call          A            319,842
                 Series 2005, 5.000%, 1/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,815   Total Tax Obligation/Limited                                                                              9,994,009
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.9% (2.4% OF TOTAL INVESTMENTS)

        1,000   Massachusetts Port Authority, Revenue Bonds, Series 2003A,             7/13 at 100.00        AAA          1,017,460
                 5.000%, 7/01/33 - MBIA Insured

          500   Massachusetts Turnpike Authority, Metropolitan Highway System          1/09 at 101.00        AAA            499,980
                 Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                      1,517,440
------------------------------------------------------------------------------------------------------------------------------------


                                       55

NGX
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 39.3% (23.8% OF TOTAL INVESTMENTS) (4)

$       2,000   Massachusetts Bay Transportation Authority, Senior Sales Tax           7/12 at 100.00        AAA        $ 2,157,080
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded 7/01/12) - FGIC Insured

          500   Massachusetts Development Finance Authority, Revenue Bonds,            7/13 at 101.00     A- (4)            581,150
                 Massachusetts College of Pharmacy and Allied Health Sciences,
                 Series 2003C, 6.375%, 7/01/23 (Pre-refunded 7/01/13)

          100   Massachusetts Health and Educational Facilities Authority,             5/12 at 100.00        Aaa            107,546
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) -
                 FGIC Insured

          620   Massachusetts Port Authority, Revenue Bonds, Series 1982,              7/08 at 100.00        AAA            785,844
                 13.000%, 7/01/13 (ETM)

        2,000   Massachusetts, General Obligation Bonds, Consolidated Loan,           11/11 at 100.00        AAA          2,138,300
                 Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) -
                 MBIA Insured

        1,000   Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         1/14 at 100.00      A (4)          1,093,640
                 Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) -
                 FGIC Insured

        1,025   Maynard, Massachusetts, General Obligation Bonds, Series 2003,         2/13 at 101.00        Aaa          1,142,660
                 5.500%, 2/01/19 (Pre-refunded 2/01/13) - MBIA Insured

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/10 at 101.00        AAA          1,605,975
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        3,000   Springfield, Massachusetts, General Obligation Bonds,                  1/13 at 100.00        AAA          3,246,360
                 Series 2003, 5.250%, 1/15/22 (Pre-refunded 1/15/13) -
                 MBIA Insured

        2,140   University of Massachusetts Building Authority, Senior Lien           11/14 at 100.00        AAA          2,403,883
                 Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21
                 (Pre-refunded 11/01/14) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,885   Total U.S. Guaranteed                                                                                    15,262,438
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.6% (10.6% OF TOTAL INVESTMENTS)

        1,900   Lynn Water and Sewer Commission, Massachusetts, General               12/13 at 100.00        AAA          1,918,183
                 Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA Insured

          600   Massachusetts Water Pollution Abatement Trust, Pooled Loan             8/16 at 100.00        AAA            578,196
                 Program Bonds, Series 2006-12, 4.375%, 8/01/31

        1,000   Massachusetts Water Resources Authority, General Revenue                 No Opt. Call        AAA          1,119,120
                 Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured

        1,000   Massachusetts Water Resources Authority, General Revenue               8/13 at 100.00        AAA          1,035,080
                 Bonds, Series 2004D, 5.000%, 8/01/24 - MBIA Insured

                Massachusetts Water Resources Authority, General Revenue
                Bonds, Series 2006A:
        1,500    5.000%, 8/01/31 - AMBAC Insured                                       8/16 at 100.00        AAA          1,541,415
          125    4.000%, 8/01/46                                                       8/16 at 100.00         AA            106,526


                                       56

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         495   Springfield Water and Sewerage Commission, Massachusetts,              7/14 at 100.00        AAA        $   528,516
                 General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,620   Total Water and Sewer                                                                                     6,827,036
------------------------------------------------------------------------------------------------------------------------------------
$      60,365   Total Long-Term Investments (cost $61,633,693) - 161.2%                                                  62,690,429
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 3.9% (2.3% OF TOTAL INVESTMENTS)

$       1,500   Massachusetts Health and Educational Facilities Authority,                                    A2          1,500,000
                 Revenue Bonds, CareGroup Inc., Variable Rate Demand
                 Obligations, Auction Rate Series 2004D, 3.900%, 7/01/24 -
                 MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $1,500,000)                                                            1,500,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $63,133,693) - 165.1%                                                            64,190,429
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (12.4)%                                                                  (4,816,997)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.7)% (6)                                                    (20,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $38,873,432
                ====================================================================================================================

                    As of May 31, 2008, at least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or
                    (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has a variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (31.9)%.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NOM
Nuveen Missouri Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                    May 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.3% (2.1% OF TOTAL INVESTMENTS)

$       1,000   Missouri Development Finance Board, Solid Waste Disposal                 No Opt. Call        AA-        $ 1,028,210
                 Revenue Bonds, Procter and Gamble Inc., Series 1999,
                 5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 3.7% (2.4% OF TOTAL INVESTMENTS)

          250   Lincoln University, Missouri, Auxillary System Revenue Bonds,          6/17 at 100.00        AAA            256,673
                 Series 2007, 5.125%, 6/01/37 - AGC Insured

          500   Missouri Health and Educational Facilities Authority, Revenue          8/08 at 101.00         A3            502,765
                 Bonds, St. Louis Priory School, Series 2000, 5.650%, 2/01/25

          365   Missouri Health and Educational Facilities Authority, Revenue          4/11 at 100.00        Aaa            383,670
                 Bonds, Webster University, Series 2001, 5.500%, 4/01/18 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,115   Total Education and Civic Organizations                                                                   1,143,108
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.4% (13.2% OF TOTAL INVESTMENTS)

          710   Cape Girardeau County Industrial Development Authority, Missouri,      6/17 at 100.00        N/R            652,000
                 Health Facilities Revenue  Bonds, Southeast Missouri Hospital
                 Association, Series 2007, 5.000%, 6/01/27

          480   Cass County, Missouri, Hospital Revenue Bonds, Series 2007,           11/16 at 100.00        N/R            452,554
                 5.625%, 5/01/38

          480   Clinton County Industrial Development Authority, Missouri, Revenue    12/17 at 100.00        N/R            388,944
                 Bonds, Cameron Regional Medical Center, Series 2007,
                 5.000%, 12/01/37

          750   Joplin Industrial Development Authority, Missouri, Health Facilities   2/15 at 102.00       BBB+            753,023
                 Revenue Bonds, Freeman Health System, Series 2004,
                 5.500%, 2/15/29

          500   Missouri Health & Educational Facilities Authority, Saint Lukes        6/11 at 101.00        AAA            511,210
                 Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001,
                 5.250%, 12/01/26 - FSA Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, BJC Health System, Series 2003:
        1,500    5.125%, 5/15/25                                                       5/13 at 100.00         AA          1,519,935
        1,155    5.250%, 5/15/32                                                       5/13 at 100.00         AA          1,165,499

          425   Missouri Health and Educational Facilities Authority, Revenue          8/08 at 100.00       BBB+            425,451
                 Bonds, Lake Regional Health System, Series 1996,
                 6.500%, 2/15/21

          500   Missouri Health and Educational Facilities Authority, Revenue          2/14 at 100.00       BBB+            501,640
                 Bonds, Lake Regional Health System, Series 2003,
                 5.700%, 2/15/34

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Health Care                                                                                         6,370,256
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.2% (4.0% OF TOTAL INVESTMENTS)

          295   Missouri Housing Development Commission, Multifamily Housing          12/11 at 100.00         AA            306,393
                 Revenue Bonds, Series 2001II, 5.250%, 12/01/16

          500   St. Charles County Industrial Development Authority, Missouri,        10/08 at 102.00        AAA            500,130
                 FHA-Insured Multifamily Housing Revenue Bonds, Ashwood
                 Apartments, Series 1998A, 5.600%, 4/01/30 - FSA Insured
                 (Alternative Minimum Tax)

          485   St. Louis County Industrial Development Authority, Missouri,          10/08 at 101.00        AAA            496,519
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments, Series 1997A, 5.950%, 4/20/17


                                       58

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         600   St. Louis County Industrial Development Authority, Missouri,          10/08 at 101.00        AAA        $   614,274
                 GNMA Collateralized Multifamily Housing Revenue Refunding
                 Bonds, South Summit Apartments, Series 1997B, 6.000%, 10/20/15
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,880   Total Housing/Multifamily                                                                                 1,917,316
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.5% (5.5% OF TOTAL INVESTMENTS)

           15   Missouri Housing Development Commission, Single Family                 9/08 at 103.00        AAA             15,264
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1995C, 7.250%, 9/01/26 (Alternative Minimum Tax)

           90   Missouri Housing Development Commission, Single Family                 3/10 at 100.00        AAA             92,450
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2000B-1, 6.250%, 3/01/31 (Alternative Minimum Tax)

          730   Missouri Housing Development Commission, Single Family                 3/16 at 104.50        AAA            739,052
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2006E-1, 5.600%, 3/01/37 (Alternative Minimum Tax)

          980   Missouri Housing Development Commission, Single Family                 9/16 at 100.00        AAA            908,391
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)

        1,000   Missouri Housing Development Commission, Single Family                 3/17 at 100.00        AAA            908,210
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 2007C-1, 4.800%, 9/01/38 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,815   Total Housing/Single Family                                                                               2,663,367
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 8.3% (5.4% OF TOTAL INVESTMENTS)

        1,750   Cole County Industrial Development Authority, Missouri,                2/14 at 100.00        N/R          1,723,382
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.500%, 2/01/35

          475   Lees Summit Industrial Development Authority, Missouri,                8/17 at 100.00        N/R            401,945
                 Revenue Bonds, John Knox Village Obligated Group,
                 Series 2007A, 5.125%, 8/15/32

          500   St. Louis County Industrial Development Authority, Missouri,           9/17 at 100.00        N/R            471,985
                 Revenue Bonds, Friendship Village of West County, Series 2007A,
                 5.500%, 9/01/28

------------------------------------------------------------------------------------------------------------------------------------
        2,725   Total Long-Term Care                                                                                      2,597,312
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.2% (1.5% OF TOTAL INVESTMENTS)

          750   Sugar Creek, Missouri, Industrial Development Revenue Bonds,           6/13 at 101.00        BBB            675,615
                 Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 30.5% (19.7% OF TOTAL INVESTMENTS)

        1,500   Camdenton Reorganized School District R3, Camden County,                 No Opt. Call        AAA          1,600,575
                 Missouri, General Obligation Bonds, Series 2005, 5.250%, 3/01/24 -
                 FSA Insured

          500   Jackson County School District R-7, Lees Summit, Missouri,             3/12 at 100.00        AAA            536,390
                 General Obligation Refunding and Improvement Bonds,
                 Series 2002, 5.250%, 3/01/18 - FSA Insured

          500   Missouri School Boards Association, Lease Participation                3/17 at 100.00        AAA            531,310
                 Certificates, Clay County School District 53 Liberty, Series 2007,
                 5.250%, 3/01/27 - FSA Insured

        1,630   North Kansas City School District, Missouri, General Obligation        3/13 at 100.00        AA+          1,701,246
                 Bonds, Series 2003A, 5.000%, 3/01/23

        1,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call        AAA          1,070,700
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        2,020   Ritenour Consolidated School District, St. Louis County, Missouri,       No Opt. Call         A1          2,273,489
                 General Obligation Bonds, Series 1995, 7.375%, 2/01/12 -
                 FGIC Insured

        1,405   St. Louis Board of Education, Missouri, General Obligation             4/13 at 100.00        AAA          1,480,364
                 Refunding Bonds, Series 2003A, 5.000%, 4/01/19 - FSA Insured

          270   St. Louis County Pattonville School District R3, Missouri, General     3/14 at 100.00        AAA            292,073
                 Obligation Bonds, Series 2004, 5.250%, 3/01/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,825   Total Tax Obligation/General                                                                              9,486,147
------------------------------------------------------------------------------------------------------------------------------------


                                       59

NOM
Nuveen Missouri Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS May 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.8% (18.0% OF TOTAL INVESTMENTS)

$         600   Chesterfield, Missouri, Certificates of Participation, Series 2005,   12/15 at 100.00        Aa1        $   606,732
                 5.000%, 12/01/24 - FGIC Insured

           80   Cottleville, Missouri, Certificates of Participation, Series 2006,     8/14 at 100.00        N/R             75,395
                 5.250%, 8/01/31

          465   Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs          4/14 at 100.00        N/R            463,851
                 Redevelopment Project, Series 2006, 4.500%, 4/01/21

          315   Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons          6/16 at 100.00        N/R            267,051
                 Redevelopment Project, Series 2006, 5.000%, 6/01/28

          475   Kansas City Tax Increment Financing District, Missouri, Tax            6/14 at 102.00        N/R            427,643
                 Increment Revenue Bonds, Briarcliff West Project, Series 2006A,
                 5.400%, 6/01/24

          415   Missouri Development Finance Board, Independence, Infrastructure       3/16 at 100.00         A+            412,394
                 Facilities Revenue Bonds, Crackerneck Creek Project,
                 Series 2006C, 5.000%, 3/01/28

          360   Missouri Development Finance Board, Infrastructure Facilities          6/15 at 100.00       BBB+            319,828
                 Revenue Bonds, Branson Landing Project, Series 2005A,
                 5.000%, 6/01/35

          450   Monarch-Chesterfield Levee District, St. Louis County, Missouri,       3/10 at 101.00        AAA            473,598
                 Levee District Improvement Bonds, Series 1999,
                 5.750%, 3/01/19 - MBIA Insured

          500   Osage Beach, Missouri, Tax Increment Revenue Bonds,                    5/12 at 102.00        N/R            439,675
                 Prewitts Point Transportation Development District, Series 2006,
                 5.000%, 5/01/23

          200   Riverside Industrial Development Authority, Missouri, Industrial       5/17 at 100.00        BBB            186,144
                 Development Revenue Bonds, Riverside Horizon, Series 2007A,
                 5.000%, 5/01/27 - ACA Insured

          600   Riverside, Missouri, L-385 Levee Redevelopment Plan Tax                5/15 at 100.00        BBB            597,084
                 Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20

        1,380   Springfield Center City Development Corporation, Missouri,            11/11 at 100.00        Aaa          1,411,202
                 Lease Revenue Bonds, Jordan Valley Park Parking Garage,
                 Series 2002D, 5.000%, 11/01/22 - AMBAC Insured

        2,000   Springfield Public Building Corporation, Missouri, Lease               6/10 at 100.00        AAA          2,112,019
                 Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 6.125%, 6/01/21 - AMBAC Insured

                St. Joseph Industrial Development Authority, Missouri, Tax
                Increment Bonds, Shoppes at North Village Project, Series 2005A:
          340    5.375%, 11/01/24                                                     11/14 at 100.00        N/R            311,178
          400    5.500%, 11/01/27                                                     11/14 at 100.00        N/R            364,620

          200   St. Joseph Industrial Development Authority, Missouri, Tax            11/14 at 100.00        N/R            182,310
                 Increment Bonds, Shoppes at North Village Project,
                 Series 2005B, 5.500%, 11/01/27

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Tax Obligation/Limited                                                                              8,650,724
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.8% (3.1% OF TOTAL INVESTMENTS)

          500   Kansas City, Missouri, Passenger Facility Charge Revenue               4/11 at 101.00        AAA            493,270
                 Bonds, Kansas City International Airport, Series 2001,
                 5.000%, 4/01/23 - AMBAC Insured (Alternative Minimum Tax)

        1,000   St. Louis Land Clearance Redevelopment Authority, Missouri,            9/09 at 102.00        N/R          1,017,380
                 Revenue Refunding and Improvement Bonds, LCRA Parking
                 Facilities, Series 1999C, 7.000%, 9/01/19

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Transportation                                                                                      1,510,650
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 23.5% (15.2% OF TOTAL INVESTMENTS) (4)

          685   Fenton, Missouri, Tax Increment Refunding and Improvement             10/12 at 100.00    N/R (4)            767,693
                 Revenue Bonds, Gravois Bluffs Redevelopment Project,
                 Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)

        2,500   Missouri Health and Educational Facilities Authority, Revenue          6/11 at 101.00        AAA          2,694,849
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured

        1,000   Missouri Health and Educational Facilities Authority, Revenue         12/10 at 101.00      A (4)          1,099,600
                 Bonds, St. Anthony's Medical Center, Series 2000,
                 6.250%, 12/01/30 (Pre-refunded 12/01/10)

           80   St. Louis County Pattonville School District R3, Missouri,             3/14 at 100.00        AAA             88,542
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                 (Pre-refunded 3/01/14) - FSA Insured

          500   St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue         No Opt. Call    N/R (4)            553,380
                 Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative
                 Minimum Tax) (ETM)


                                       60

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold           2/12 at 100.00   Baa3 (4)        $ 1,097,070
                 Revenue Bonds, Carnahan Courthouse, Series 2002A,
                 5.750%, 2/15/16 (Pre-refunded 2/15/12) - FGIC Insured

          950   Texas County, Missouri, Hospital Revenue Bonds, Texas County           6/10 at 100.00    N/R (4)          1,039,101
                 Memorial Hospital, Series 2000, 7.250%, 6/15/25
                 (Pre-refunded 6/15/10)

------------------------------------------------------------------------------------------------------------------------------------
        6,715   Total U.S. Guaranteed                                                                                     7,340,235
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 15.3% (9.9% OF TOTAL INVESTMENTS)

          640   Metropolitan St. Louis Sewerage District, Missouri, Revenue            5/14 at 100.00        AAA            677,357
                 Bonds, Wastewater System, Series 2004A, 5.000%, 5/01/20 -
                 MBIA Insured

        2,965   Missouri Environmental Improvement and Energy Resources               12/16 at 100.00         AA          2,634,580
                 Authority, Water Facility Revenue Bonds, Missouri-American
                 Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC Insured
                 (Alternative Minimum Tax) (UB)

        1,000   Missouri Environmental Improvement and Energy Resources                1/13 at 100.00        Aaa          1,057,190
                 Authority, Water Pollution Control and Drinking Water Revenue
                 Bonds, Series 2003B, 5.125%, 1/01/21

          350   Missouri Environmental Improvement and Energy Resources                  No Opt. Call        Aaa            393,789
                 Authority, Water Pollution Control Revenue Bonds, State
                 Revolving Fund Program - Kansas City Project, Series 1997C,
                 6.750%, 1/01/12

------------------------------------------------------------------------------------------------------------------------------------
        4,955   Total Water and Sewer                                                                                     4,762,916
------------------------------------------------------------------------------------------------------------------------------------
$      47,560   Total Investments (cost $47,951,481) - 154.5%                                                            48,145,856
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.1)%                                                                       (2,225,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.9%                                                                      1,249,015
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)% (5)                                                    (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                           $31,169,871
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AMBAC, FGIC, MBIA, RAAI and XLCA as of May 31, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.2)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                      Statement of
                      ASSETS & LIABILITIES
                                                                    May 31, 2008

                                                                     CONNECTICUT      CONNECTICUT      CONNECTICUT      CONNECTICUT
                                                                         PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                           (NTC)            (NFC)            (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $116,927,539, $58,030,626,
   $51,732,583 and $94,470,470, respectively)                       $118,303,255      $58,969,581      $52,748,706      $94,822,280
Cash                                                                          --               --          451,550        1,325,240
Unrealized appreciation on forward swaps                                      --               --               --               --
Receivables:
   Interest                                                            1,727,745          790,918          710,738        1,372,301
   Investments sold                                                      170,000           85,000               --               --
Other assets                                                               8,380            7,797              294            4,670
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   120,209,380       59,853,296       53,911,288       97,524,491
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                           526,536           13,075               --               --
Floating rate obligations                                              4,613,000        2,287,000        2,062,000        3,788,000
Payable for investments purchased                                             --               --               --               --
Accrued expenses:
   Management fees                                                        61,823           23,616           19,087           31,346
   Other                                                                  30,123           18,876           18,590           27,053
Common share dividends payable                                           231,425          131,496          119,913          190,268
Preferred share dividends payable                                          5,210            5,531            3,681           11,350
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                5,468,117        2,479,594        2,223,271        4,048,017
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                38,300,000       19,500,000       17,500,000       32,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 76,441,263      $37,873,702      $34,188,017      $61,476,474
------------------------------------------------------------------------------------------------------------------------------------
Common shares outstanding                                              5,363,976        2,578,688        2,315,979        4,365,873
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)          $      14.25      $     14.69      $     14.76      $     14.08
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     53,640      $    25,787      $    23,160      $    43,659
Paid-in surplus                                                       74,527,557       36,578,637       32,796,312       61,611,229
Undistributed (Over-distribution of) net investment income               (44,979)         (39,553)         (22,815)        (152,848)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                           529,329          369,876          375,237         (377,376)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                         1,375,716          938,955        1,016,123          351,810
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 76,441,263      $37,873,702      $34,188,017      $61,476,474
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                                           Unlimited        Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED
                                                                   MASSACHUSETTS    MASSACHUSETTS    MASSACHUSETTS         MISSOURI
                                                                         PREMIUM         DIVIDEND         TAX-FREE          PREMIUM
                                                                          INCOME        ADVANTAGE        ADVANTAGE           INCOME
                                                                           (NMT)            (NMB)            (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $107,075,866, $45,111,865,
   $63,133,693 and $47,951,481, respectively)                       $108,470,122      $45,483,646      $64,190,429      $48,145,856
Cash                                                                     909,457          479,431               --          626,459
Unrealized appreciation on forward swaps                                  92,080           57,153               --               --
Receivables:
   Interest                                                            1,563,137          663,038          872,744          777,241
   Investments sold                                                      120,000           20,000           85,000               --
Other assets                                                               6,362            7,731            6,177            2,883
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   111,161,158       46,710,999       65,154,350       49,552,439
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                --               --          419,533               --
Floating rate obligations                                                     --               --               --        2,225,000
Payable for investments purchased                                      9,132,745        3,431,408        5,175,825               --
Accrued expenses:
   Management fees                                                        54,820           17,765           19,908           25,379
   Other                                                                  29,286           16,282           19,357           16,896
Common share dividends payable                                           219,317          105,980          141,983          113,117
Preferred share dividends payable                                          4,624            4,255            4,312            2,176
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                9,440,792        3,575,690        5,780,918        2,382,568
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                34,000,000       15,000,000       20,500,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 67,720,366      $28,135,309      $38,873,432      $31,169,871
====================================================================================================================================
Common shares outstanding                                              4,763,486        1,959,689        2,722,958        2,306,020
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)          $      14.22      $     14.36      $     14.28      $     13.52
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     47,635      $    19,597      $    27,230      $    23,060
Paid-in surplus                                                       66,145,494       27,748,739       38,370,620       30,918,361
Undistributed (Over-distribution of) net investment income               (20,540)         (39,471)         (70,435)          50,539
Accumulated net realized gain (loss) from investments
   and derivative transactions                                            61,441          (22,490)        (510,719)         (16,464)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                         1,486,336          428,934        1,056,736          194,375
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $ 67,720,366      $28,135,309      $38,873,432      $31,169,871
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                                           Unlimited        Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      OPERATIONS
                                                         Year Ended May 31, 2008

                                                                     CONNECTICUT      CONNECTICUT      CONNECTICUT      CONNECTICUT
                                                                         PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                           (NTC)            (NFC)            (NGK)            (NGO)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 5,443,919       $2,733,403       $2,441,281      $ 4,307,798
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          728,057          363,366          327,836          593,946
Preferred shares -- auction fees                                          95,881           48,817           43,810           80,110
Preferred shares -- dividend disbursing agent fees                        10,000           10,000           10,000           10,000
Shareholders' servicing agent fees and expenses                           10,612            1,561            1,313            1,237
Interest expense on floating rate obligations                             18,703            9,272            8,360           15,358
Custodian's fees and expenses                                             53,151           27,473           30,236           38,083
Trustees' fees and expenses                                                2,656            1,289            1,123            2,086
Professional fees                                                         13,678           10,543           10,234           12,514
Shareholders' reports -- printing and mailing expenses                    26,558           13,852           13,163           19,745
Stock exchange listing fees                                                9,497              280              251              474
Investor relations expense                                                10,127            5,327            4,891            8,654
Other expenses                                                            13,833           12,027           12,952           13,270
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     992,753          503,807          464,169          795,477
   Custodian fee credit                                                  (12,816)          (8,594)          (5,325)         (13,096)
   Expense reimbursement                                                      --         (105,067)        (124,844)        (249,504)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             979,937          390,146          334,000          532,877
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,463,982        2,343,257        2,107,281        3,774,921
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                           298,858          433,225          442,376          142,304
   Forward swaps                                                         487,864          348,636          273,468          171,871
Change in net unrealized appreciation (depreciation) of:
   Investments                                                        (1,365,508)        (796,148)        (728,130)      (1,287,450)
   Forward swaps                                                          47,886           37,677           28,258            3,949
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 (530,900)          23,390           15,972         (969,326)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                            (1,196,691)        (617,335)        (540,900)      (1,099,727)
From accumulated net realized gains                                      (49,238)         (51,129)         (52,122)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                       (1,245,929)        (668,464)        (593,022)      (1,099,727)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                   $ 2,687,153       $1,698,183       $1,530,231      $ 1,705,868
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED
                                                                   MASSACHUSETTS    MASSACHUSETTS    MASSACHUSETTS         MISSOURI
                                                                         PREMIUM         DIVIDEND         TAX-FREE          PREMIUM
                                                                          INCOME        ADVANTAGE        ADVANTAGE           INCOME
                                                                           (NMT)            (NMB)            (NGX)            (NOM)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 5,023,691       $2,124,018       $2,782,118      $ 2,532,710
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          649,456          276,503          378,449          303,568
Preferred shares -- auction fees                                          85,117           37,552           51,321           40,055
Preferred shares -- dividend disbursing agent fees                        10,000           10,000           10,000           10,000
Shareholders' servicing agent fees and expenses                            6,485              660              520            4,111
Interest expense on floating rate obligations                                 --               --               --           66,757
Custodian's fees and expenses                                             34,319           14,539           16,993           18,791
Trustees' fees and expenses                                                2,322              944            1,308            1,075
Professional fees                                                         12,858            9,738           10,905           10,035
Shareholders' reports -- printing and mailing expenses                    24,759           12,074           15,485           13,172
Stock exchange listing fees                                                9,496              213              296              250
Investor relations expense                                                 9,681            4,389            5,894            4,738
Other expenses                                                            13,601           11,554           12,088           12,520
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     858,094          378,166          503,259          485,072
   Custodian fee credit                                                  (13,070)          (7,928)          (5,869)          (4,247)
   Expense reimbursement                                                      --          (79,995)        (166,957)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             845,024          290,243          330,433          480,825
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,178,667        1,833,775        2,451,685        2,051,885
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                            55,351          (51,170)         112,230           23,306
   Forward swaps                                                         113,292           43,595           41,813               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                        (1,860,524)        (945,603)        (729,499)      (1,458,850)
   Forward swaps                                                         131,277           72,832               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               (1,560,604)        (880,346)        (575,456)      (1,435,544)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                            (1,186,015)        (511,186)        (703,413)        (465,017)
From accumulated net realized gains                                      (28,016)         (16,392)              --          (93,600)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                       (1,214,031)        (527,578)        (703,413)        (558,617)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                   $ 1,404,032       $  425,851       $1,172,816      $    57,724
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS

                                         CONNECTICUT                          CONNECTICUT                       CONNECTICUT
                                      PREMIUM INCOME (NTC)              DIVIDEND ADVANTAGE (NFC)         DIVIDEND ADVANTAGE 2 (NGK)
                                 -----------------------------       ----------------------------      -----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                     5/31/08           5/31/07           5/31/08          5/31/07          5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 4,463,982       $ 4,447,923       $ 2,343,257      $ 2,365,016      $ 2,107,281      $ 2,107,925
Net realized gain (loss) from:
   Investments                       298,858            72,769           433,225          124,379          442,376          144,586
   Forward swaps                     487,864                --           348,636               --          273,468               --
   Futures                                --            28,706                --          (18,408)              --           (2,992)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                    (1,365,508)          346,705          (796,148)          38,540         (728,130)          36,334
   Forward swaps                      47,886           (47,886)           37,677          (37,677)          28,258          (28,258)
Distributions to
   Preferred shareholders:
   From net investment income     (1,196,691)       (1,082,148)         (617,335)        (569,903)        (540,900)        (499,055)
   From accumulated net
      realized gains                 (49,238)          (74,762)          (51,129)              --          (52,122)         (18,854)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 2,687,153         3,691,307         1,698,183        1,901,947        1,530,231        1,739,686
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (3,298,641)       (3,464,778)       (1,721,069)      (1,872,256)      (1,556,110)      (1,683,074)
From accumulated net
   realized gains                   (154,483)         (372,181)         (167,071)              --         (170,904)         (85,757)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (3,453,124)       (3,836,959)       (1,888,140)      (1,872,256)      (1,727,014)      (1,768,831)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      56,012            18,479            39,414           89,571           18,857           43,271
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions    56,012            18,479            39,414           89,571           18,857           43,271
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      (709,959)         (127,173)         (150,543)         119,262         (177,926)          14,126
Net assets applicable to Common
   shares at the beginning
   of year                        77,151,222        77,278,395        38,024,245       37,904,983       34,365,943       34,351,817
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $76,441,263       $77,151,222       $37,873,702      $38,024,245      $34,188,017      $34,365,943
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $   (44,979)      $   (13,624)      $   (39,553)     $   (44,395)     $   (22,815)     $   (33,086)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CONNECTICUT                    MASSACHUSETTS PREMIUM                  MASSACHUSETTS
                                   DIVIDEND ADVANTAGE 3 (NGO)                INCOME (NMT)                 DIVIDEND ADVANTAGE (NMB)
                                 -----------------------------       ----------------------------      -----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                     5/31/08           5/31/07           5/31/08          5/31/07          5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,774,921       $ 3,733,076       $ 4,178,667      $ 4,182,224      $ 1,833,775      $ 1,827,149
Net realized gain (loss) from:
   Investments                       142,304           (42,201)           55,351          (13,789)         (51,170)          55,772
   Forward swaps                     171,871                --           113,292               --           43,595               --
   Futures                                --           (14,700)               --               --               --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                    (1,287,450)          617,398        (1,860,524)         713,731         (945,603)          86,124
   Forward swaps                       3,949            (3,949)          131,277          (39,197)          72,832          (15,679)
Distributions to
   Preferred shareholders:
   From net investment income     (1,099,727)         (992,233)       (1,186,015)      (1,116,532)        (511,186)        (479,691)
   From accumulated net
      realized gains                      --                --           (28,016)          (5,552)         (16,392)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 1,705,868         3,297,391         1,404,032        3,720,885          425,851        1,473,675
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (2,644,809)       (2,798,715)       (2,943,779)      (3,183,927)      (1,328,586)      (1,459,044)
From accumulated net realized gains       --                --           (79,074)         (23,558)         (48,600)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (2,644,809)       (2,798,715)       (3,022,853)      (3,207,485)      (1,377,186)      (1,459,044)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      90,750                --            15,691           33,601           14,859           52,919
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions    90,750                --            15,691           33,601           14,859           52,919
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares      (848,191)          498,676        (1,603,130)         547,001         (936,476)          67,550
Net assets applicable to Common
   shares at the beginning
   of year                        62,324,665        61,825,989        69,323,496       68,776,495       29,071,785       29,004,235
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $61,476,474       $62,324,665       $67,720,366      $69,323,496      $28,135,309      $29,071,785
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $  (152,848)      $  (183,233)      $   (20,540)     $   (55,735)     $   (39,471)     $   (33,440)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Statement of
                      CHANGES in NET ASSETS (continued)

                                                                         INSURED MASSACHUSETTS                MISSOURI PREMIUM
                                                                        TAX-FREE ADVANTAGE (NGX)                INCOME (NOM)
                                                                     ----------------------------       ----------------------------
                                                                      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                         5/31/08          5/31/07          5/31/08          5/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 2,451,685      $ 2,460,127      $ 2,051,885      $ 2,057,588
Net realized gain (loss) from:
   Investments                                                           112,230           27,964           23,306          352,272
   Forward swaps                                                          41,813           27,938               --               --
   Futures                                                                    --               --               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                          (729,499)         246,559       (1,458,850)        (540,979)
   Forward swaps                                                              --         (117,661)              --               --
Distributions to Preferred shareholders:
   From net investment income                                           (703,413)        (671,046)        (465,017)        (524,016)
   From accumulated net realized gains                                        --               --          (93,600)          (2,414)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                     1,172,816        1,973,881           57,724        1,342,451
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (1,769,589)      (1,694,504)      (1,506,279)      (1,656,219)
From accumulated net realized gains                                           --               --         (291,322)         (11,028)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (1,769,589)      (1,694,504)      (1,797,601)      (1,667,247)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                          12,022               --           83,533          216,543
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                                        12,022               --           83,533          216,543
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                          (584,751)         279,377       (1,656,344)        (108,253)
Net assets applicable to Common
   shares at the beginning of year                                    39,458,183       39,178,806       32,826,215       32,934,468
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $38,873,432      $39,458,183      $31,169,871      $32,826,215
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $   (70,435)     $   (49,118)     $    50,539      $   (29,959)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Notes to
                      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund (NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund
(NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (collectively, the "Funds"). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income
(NMT) are traded on the New York Stock Exchange while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2008, Massachusetts Premium Income (NMT), Massachusetts Dividend Advantage (NMB) and Insured Massachusetts Tax-Free Advantage (NGX) had outstanding when-issued/delayed delivery purchase commitments of $4,193,126, $1,314,428 and $2,151,568, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Notes to
FINANCIAL STATEMENTS (continued)



Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended May 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                          CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                              PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                               INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------
Number of shares:
   Series T                        --            780             --           --
   Series W                        --             --            700           --
   Series TH                    1,532             --             --           --
   Series F                        --             --             --        1,280
================================================================================

                                                            INSURED
                        MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                              PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                               INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Number of shares:
   Series T                        --            600             --           --
   Series W                        --             --            820           --
   Series TH                    1,360             --             --          640
   Series F                        --             --             --           --
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Insurance

During the fiscal year ended May 31, 2008, Insured Massachusetts Tax-Free Advantage (NGX) primarily invested at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that were covered by insurance. The Fund may have also invested up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard &Poor's or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Effective March 20, 2008, pursuant to action taken by the Funds' Board of Trustees, under normal circumstances, Insured Massachusetts Tax-Free Advantage
(NGX), must invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase. In addition, the Fund must invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Notes to
FINANCIAL STATEMENTS (continued)



Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund includes value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended May 31, 2008, Connecticut Premium Income (NTC), Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO) and Missouri Premium Income (NOM) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Massachusetts Premium Income (NMT), Massachusetts Dividend Advantage
(NMB) and Insured Massachusetts Tax-Free Advantage (NGX) did not invest in any such instruments during the fiscal year ended May 31, 2008.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2008, were as follows:

                                                   CONNECTICUT  CONNECTICUT  CONNECTICUT  CONNECTICUT     MISSOURI
                                                       PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND      PREMIUM
                                                        INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3       INCOME
                                                         (NTC)        (NFC)        (NGK)        (NGO)        (NOM)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                     $831,852     $412,410     $371,836     $683,082   $2,106,831
Average annual interest rate and fees                    2.25%        2.25%        2.25%        2.25%        3.17%
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Missouri Premium Income
(NOM) was the only Fund that did not invest in forward interest rate swap transactions during the fiscal year ended May 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. None of the Funds invested in futures contracts during the fiscal year ended May 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Notes to
FINANCIAL STATEMENTS (continued)


Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                               CONNECTICUT          CONNECTICUT DIVIDEND      CONNECTICUT DIVIDEND
                                          PREMIUM INCOME (NTC)          ADVANTAGE (NFC)         ADVANTAGE 2 (NGK)
                                         ---------------------      --------------------      --------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         5/31/08       5/31/07      5/31/08      5/31/07      5/31/08      5/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions    3,915         1,268        2,675        5,695        1,265        2,746
==================================================================================================================
                                          CONNECTICUT DIVIDEND          MASSACHUSETTS       MASSACHUSETTS DIVIDEND
                                            ADVANTAGE 3 (NGO)        PREMIUM INCOME (NMT)        ADVANTAGE (NMB)
                                         ---------------------      --------------------    ----------------------
                                            YEAR          YEAR         YEAR         YEAR         YEAR         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         5/31/08       5/31/07      5/31/08      5/31/07      5/31/08      5/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions    6,503            --        1,090        2,282        1,004        3,459
==================================================================================================================
                                                                          INSURED
                                                                  MASSACHUSETTS TAX-FREE           MISSOURI
                                                                      ADVANTAGE (NGX)         PREMIUM INCOME (NOM)
                                                                  ----------------------     ---------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    5/31/08      5/31/07      5/31/08      5/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                 863           --        5,970       13,593
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2008, were as follows:

                          CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                              PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                               INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------
Purchases                 $30,714,049    $14,028,219    $14,075,306  $25,546,696
Sales and maturities       25,020,340     11,521,054     12,135,668   22,418,575
================================================================================

                                                            INSURED
                        MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                              PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                               INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Purchases                 $21,382,249     $9,093,802    $11,273,238   $2,253,169
Sales and maturities       13,978,094      6,426,431      7,688,282    3,087,833
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2008, the cost of investments was as follows:

                          CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                              PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                               INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------
Cost of investments      $112,305,990    $55,707,104    $49,651,139  $90,666,804
================================================================================

                                                            INSURED
                        MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                              PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                               INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Cost of investments      $107,006,789    $45,081,373    $63,133,593  $45,710,887
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2008, were as follows:

                         CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                             PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                              INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                               (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation           $2,425,714     $1,412,472     $1,488,202   $1,642,514
   Depreciation           (1,041,485)      (436,913)      (452,554)  (1,275,080)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)
   of investments         $1,384,229     $  975,559     $1,035,648   $  367,434
================================================================================

                                                           INSURED
                       MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                             PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                              INCOME      ADVANTAGE      ADVANTAGE       INCOME
                               (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation           $2,991,664     $1,147,717     $1,546,613   $1,490,878
   Depreciation           (1,528,331)      (745,444)      (489,777)  (1,280,366)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)
   of investments         $1,463,333     $  402,273     $1,056,836   $  210,512
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds' tax year end, were as follows:

                         CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                             PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                              INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                               (NTC)          (NFC)          (NGK)        (NGO)
-------------------------------------------------------------------------------
Undistributed net
  tax-exempt income*        $194,231       $ 68,567       $ 75,481      $35,434
Undistributed net
  ordinary income **         488,906        226,061        275,669           --
Undistributed net
  long-term capital gains     60,678        147,900        112,806           --
===============================================================================

                                                           INSURED
                       MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                             PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                              INCOME      ADVANTAGE      ADVANTAGE       INCOME
                               (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Undistributed net
  tax-exempt income*        $160,328        $45,010        $82,161     $162,256
Undistributed net
  ordinary income **          39,566             --             --           --
Undistributed net
  long-term capital gains     69,077             --             --           --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended May 31, 2008 and May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                                    PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                                     INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
2008                                                                  (NTC)          (NFC)          (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                      $4,528,844     $2,336,458     $2,101,642   $3,755,918
Distributions from net ordinary income **                                --          5,381             --          102
Distributions from net long-term capital gains****                  203,721        218,200        223,026           --
======================================================================================================================
                                                                                                  INSURED
                                                              MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                                    PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                                     INCOME      ADVANTAGE      ADVANTAGE       INCOME
2008                                                                  (NMT)          (NMB)          (NGX)        (NOM)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                      $4,147,682     $1,843,671     $2,465,317   $1,987,482
Distributions from net ordinary income **                                --             --             --           --
Distributions from net long-term capital gains****                  107,090         64,958             --      384,860
======================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2008.

                                                                CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                                                                    PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                                                                     INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NTC)          (NFC)          (NGK)        (NGO)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $4,570,640     $2,466,418     $2,210,985   $3,816,478
Distributions from net ordinary income **                            41,683             --             82           --
Distributions from net long-term capital gains                      405,561             --        104,613           --
======================================================================================================================
                                                                                                 INSURED
                                                              MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                                                                    PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                                                                     INCOME      ADVANTAGE      ADVANTAGE       INCOME
2007                                                                  (NMT)          (NMB)          (NGX)        (NOM)
----------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $4,336,292     $1,953,268     $2,384,976   $2,195,931
Distributions from net ordinary income **                            15,666             --             --            7
Distributions from net long-term capital gains                       28,705             --             --       13,435
======================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                         INSURED
                                                      CONNECTICUT  MASSACHUSETTS
                                                         DIVIDEND       TAX-FREE
                                                      ADVANTAGE 3      ADVANTAGE
                                                            (NGO)          (NGX)
--------------------------------------------------------------------------------
Expiration:
   May 31, 2013                                          $ 35,642       $ 18,655
   May 31, 2014                                           111,331        427,135
   May 31, 2015                                           211,213             --
--------------------------------------------------------------------------------
Total                                                    $358,186       $445,790
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                            INSURED
                        MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                              PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                               INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
                              $47,203        $22,492        $64,928      $16,463
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                CONNECTICUT PREMIUM INCOME (NTC)
AVERAGE DAILY NET ASSETS                      MASSACHUSETTS PREMIUM INCOME (NMT)
(INCLUDING NET ASSETS                              MISSOURI PREMIUM INCOME (NOM)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                            CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                          CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                          CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
AVERAGE DAILY NET ASSETS                  MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
(INCLUDING NET ASSETS             INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of May 31, 2008, the complex-level fee rate was .1851%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

Notes to
FINANCIAL STATEMENTS (continued)



The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
JANUARY 31,                                  JANUARY 31,
--------------------------------------------------------------------------------
2001*                    .30%                2007                           .25%
2002                     .30                 2008                           .20
2003                     .30                 2009                           .15
2004                     .30                 2010                           .10
2005                     .30                 2011                           .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                    MARCH 31,
--------------------------------------------------------------------------------
2002*                    .30%                2008                           .25%
2003                     .30                 2009                           .20
2004                     .30                 2010                           .15
2005                     .30                 2011                           .10
2006                     .30                 2012                           .05
2007                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                2007                           .32%
2003                     .32                 2008                           .24
2004                     .32                 2009                           .16
2005                     .32                 2010                           .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
NOVEMBER 30,                                 NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                    .32%                2007                           .32%
2003                     .32                 2008                           .24
2004                     .32                 2009                           .16
2005                     .32                 2010                           .08
2006                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

Agreement and Plan of Merger
On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Notes to
FINANCIAL STATEMENTS (continued)



6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2008, to shareholders of record on June 15, 2008, as follows:

                          CONNECTICUT    CONNECTICUT    CONNECTICUT  CONNECTICUT
                              PREMIUM       DIVIDEND       DIVIDEND     DIVIDEND
                               INCOME      ADVANTAGE    ADVANTAGE 2  ADVANTAGE 3
                                (NTC)          (NFC)          (NGK)        (NGO)
--------------------------------------------------------------------------------
Dividend per share             $.0490         $.0555         $.0550       $.0485
================================================================================

                                                            INSURED
                        MASSACHUSETTS  MASSACHUSETTS  MASSACHUSETTS     MISSOURI
                              PREMIUM       DIVIDEND       TAX-FREE      PREMIUM
                               INCOME      ADVANTAGE      ADVANTAGE       INCOME
                                (NMT)          (NMB)          (NGX)        (NOM)
--------------------------------------------------------------------------------
Dividend per share             $.0515         $.0565         $.0545       $.0545
================================================================================

Auction Rate Preferred Shares (ARPS)

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

Financial
HIGHLIGHTS

Financial
HIGHLIGHTS


Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                Less Distributions
                              ---------------------------------------------------------------  -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.39        $.83      $ (.09)          $(.22)          $(.01)   $ .51       $(.62)     $(.03)    $(.65)
2007                   14.42         .83         .07            (.20)           (.01)     .69        (.65)      (.07)     (.72)
2006                   15.26         .84        (.54)           (.14)           (.03)     .13        (.75)      (.22)     (.97)
2005                   14.60         .88         .75            (.09)             --     1.54        (.87)      (.01)     (.88)
2004                   15.56         .93        (.96)           (.05)             --     (.08)       (.88)        --      (.88)

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.76         .91         .01            (.24)           (.02)     .66        (.67)      (.06)     (.73)
2007                   14.75         .92         .04            (.22)             --      .74        (.73)        --      (.73)
2006                   15.39         .93        (.55)           (.17)             --      .21        (.85)        --      (.85)
2005                   14.56         .95         .86            (.09)             --     1.72        (.89)        --      (.89)
2004                   15.53         .97       (1.00)           (.05)             --     (.08)       (.89)        --      (.89)
===============================================================================================================================
                                                            Total Returns
                                                        ---------------------
                       Offering                                        Based
                      Costs and     Ending                                on
                      Preferred     Common                Based       Common
                          Share      Share    Ending         on    Share Net
                   Underwriting      Asset    Market     Market        Asset
                      Discounts      Value     Value      Value*       Value*
=============================================================================
CONNECTICUT PREMIUM INCOME (NTC)
-----------------------------------------------------------------------------
Year Ended 5/31:
2008                       $ --     $14.25    $14.08      (1.08)%       3.60%
2007                         --      14.39     14.91      12.33         4.79
2006                         --      14.42     13.95      (6.00)         .88
2005                         --      15.26     15.81      15.61        10.82
2004                         --      14.60     14.47     (10.80)        (.51)

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
-----------------------------------------------------------------------------
Year Ended 5/31:
2008                         --      14.69     14.93      (4.10)        4.62
2007                         --      14.76     16.37       5.46         5.05
2006                         --      14.75     16.26       8.79         1.38
2005                         --      15.39     15.73      17.89        12.06
2004                         --      14.56     14.12      (8.64)        (.56)
=============================================================================
                                                            Ratios/Supplemental Data
                -----------------------------------------------------------------------------------------------------------------
                                    Ratios to Average Net Assets                  Ratios to Average Net Assets
                                     Applicable to Common Shares                   Applicable to Common Shares
                                     Before Credit/Reimbursement                   After Credit/Reimbursement**
                              -------------------------------------------  -----------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable       Expenses        Expenses           Net       Expenses       Expenses          Net    Portfolio
                  to Common      Including       Excluding    Investment      Including      Excluding   Investment     Turnover
                Shares (000)  Interest++(a)   Interest++(a)      Income++  Interest++(a)  Interest++(a)     Income++        Rate
=================================================================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                $76,441           1.30%           1.27%         5.82%          1.28%          1.26%        5.84%          22%
2007                 77,151           1.24            1.24          5.67           1.21           1.21         5.69            8
2006                 77,278           1.25            1.25          5.66           1.23           1.23         5.68           16
2005                 81,529           1.24            1.24          5.81           1.24           1.24         5.82           12
2004                 77,725           1.23            1.23          6.16           1.23           1.23         6.16           15

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                 37,874           1.33            1.31          5.90           1.03           1.01         6.20           20
2007                 38,024           1.29            1.29          5.78            .92            .92         6.16            9
2006                 37,905           1.29            1.29          5.70            .84            .84         6.14           14
2005                 39,464           1.29            1.29          5.81            .83            .83         6.27            9
2004                 37,238           1.26            1.26          5.97            .80            .80         6.44            4
=================================================================================================================================

                                                       Floating Rate Obligations
                  Preferred Shares at End of Period         at End of Period
--------------------------------------------------------------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
CONNECTICUT PREMIUM INCOME (NTC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $38,300       $25,000      $74,896        $4,613      $25,873
2007               38,300        25,000       75,360            --           --
2006               38,300        25,000       75,443            --           --
2005               38,300        25,000       78,217            --           --
2004               38,300        25,000       75,734            --           --

CONNECTICUT DIVIDEND ADVANTAGE (NFC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               19,500        25,000       73,556         2,287       26,087
2007               19,500        25,000       73,749            --           --
2006               19,500        25,000       73,596            --           --
2005               19,500        25,000       75,595            --           --
2004               19,500        25,000       72,740            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  84-85 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                Less Distributions
                              ---------------------------------------------------------------  -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.85        $.91     $  (.01)          $(.23)          $(.02)   $ .65       $(.67)    $(.07)     $(.74)
2007                   14.86         .91         .08            (.22)           (.01)     .76        (.73)     (.04)      (.77)
2006                   15.64         .91        (.60)           (.17)           (.01)     .13        (.83)     (.08)      (.91)
2005                   15.01         .92         .74            (.09)             --     1.57        (.87)     (.07)      (.94)
2004                   16.23         .96       (1.13)           (.04)           (.01)    (.22)       (.87)     (.12)      (.99)

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.30         .87        (.23)           (.25)             --      .39        (.61)       --       (.61)
2007                   14.18         .86         .13            (.23)             --      .76        (.64)       --       (.64)
2006                   14.78         .84        (.54)           (.18)             --      .12        (.72)       --       (.72)
2005                   13.97         .86         .83            (.10)             --     1.59        (.78)       --       (.78)
2004                   15.06         .88       (1.14)           (.05)             --     (.31)       (.78)       --       (.78)
===============================================================================================================================
                                                           Total Returns
                                                       ---------------------
                      Offering                                        Based
                     Costs and     Ending                                on
                     Preferred     Common                Based       Common
                         Share      Share    Ending         on    Share Net
                  Underwriting      Asset    Market     Market        Asset
                     Discounts      Value     Value      Value*       Value*
============================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
----------------------------------------------------------------------------
Year Ended 5/31:
2008                     $  --     $14.76    $15.00      (3.63)%       4.54%
2007                        --      14.85     16.38       3.58         5.13
2006                        --      14.86     16.60       9.78          .84
2005                        --      15.64     15.98      19.92        10.70
2004                      (.01)     15.01     14.14      (4.65)       (1.48)

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
----------------------------------------------------------------------------
Year Ended 5/31:
2008                        --      14.08     13.63      (3.07)        2.79
2007                        --      14.30     14.70       9.15         5.42
2006                        --      14.18     14.09       1.84          .83
2005                        --      14.78     14.54      18.17        11.60
2004                        --      13.97     13.00      (8.92)       (2.08)
============================================================================
                                                              Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                       Before Credit/Reimbursement                   After Credit/Reimbursement**
                                -------------------------------------------  -----------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable       Expenses        Expenses           Net       Expenses       Expenses          Net    Portfolio
                    to Common      Including       Excluding    Investment      Including      Excluding   Investment     Turnover
                  Shares (000)  Interest++(a)   Interest++(a)      Income++  Interest++(a)  Interest++(a)     Income++        Rate
===================================================================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $34,188           1.36%           1.33%         5.79%           .98%           .95%        6.17%          23%
2007                   34,366           1.31            1.31          5.60            .85            .85         6.06           12
2006                   34,352           1.29            1.29          5.51            .83            .83         5.97           11
2005                   36,105           1.28            1.28          5.52            .82            .82         5.98           12
2004                   34,646           1.25            1.25          5.73            .80            .80         6.18           10

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   61,476           1.29            1.27          5.70            .86            .84         6.13           24
2007                   62,325           1.26            1.26          5.44            .76            .76         5.94           15
2006                   61,826           1.24            1.24          5.30            .74            .74         5.80            9
2005                   64,324           1.24            1.24          5.40            .76            .76         5.89            9
2004                   60,774           1.24            1.24          5.58            .74            .74         6.08           14
===================================================================================================================================

                                                       Floating Rate Obligations
                  Preferred Shares at End of Period         at End of Period
--------------------------------------------------------------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $17,500       $25,000      $73,840        $2,062      $26,067
2007               17,500        25,000       74,094            --           --
2006               17,500        25,000       74,074            --           --
2005               17,500        25,000       76,579            --           --
2004               17,500        25,000       74,495            --           --

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               32,000        25,000       73,028         3,788       25,677
2007               32,000        25,000       73,691            --           --
2006               32,000        25,000       73,302            --           --
2005               32,000        25,000       75,253            --           --
2004               32,000        25,000       72,480            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  86-87 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                Less Distributions
                              ---------------------------------------------------------------  -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.56       $ .88      $ (.32)          $(.25)          $(.01)   $ .30       $(.62)   $ (.02)    $ (.64)
2007                   14.45         .88         .13            (.23)             --*     .78        (.67)       --*      (.67)
2006                   15.10         .88        (.50)           (.18)             --      .20        (.81)     (.04)      (.85)
2005                   14.34         .91         .81            (.08)             --     1.64        (.88)       --       (.88)
2004                   15.30         .94        (.97)           (.05)             --     (.08)       (.88)       --       (.88)

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.84         .94        (.45)           (.26)           (.01)     .22        (.68)     (.02)      (.70)
2007                   14.83         .93         .08            (.25)             --      .76        (.75)       --       (.75)
2006                   15.65         .95        (.54)           (.17)           (.02)     .22        (.85)     (.19)     (1.04)
2005                   14.84         .97         .95            (.08)             --     1.84        (.92)     (.11)     (1.03)
2004                   16.00        1.00       (1.11)           (.04)           (.01)    (.16)       (.92)     (.08)     (1.00)
===============================================================================================================================
                                                              Total Returns
                                                          ---------------------
                         Offering                                        Based
                        Costs and     Ending                                on
                        Preferred     Common                Based       Common
                            Share      Share    Ending         on    Share Net
                     Underwriting      Asset    Market     Market        Asset
                        Discounts      Value     Value      Value**      Value**
===============================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
-------------------------------------------------------------------------------
Year Ended 5/31:
2008                         $ --     $14.22    $13.61       (.48)%       2.08%
2007                           --      14.56     14.33       4.60         5.47
2006                           --      14.45     14.35      (6.14)        1.41
2005                           --      15.10     16.14      18.97        11.74
2004                           --      14.34     14.35      (9.51)        (.51)

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-------------------------------------------------------------------------------
Year Ended 5/31:
2008                           --      14.36     14.61      (5.73)        1.55
2007                           --      14.84     16.28      10.04         5.14
2006                           --      14.83     15.53      (5.23)        1.49
2005                           --      15.65     17.45      24.96        12.76
2004                           --      14.84     14.88      (3.74)       (1.03)
===============================================================================
                                                              Ratios/Supplemental Data
                  -----------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                  Ratios to Average Net Assets
                                       Applicable to Common Shares                   Applicable to Common Shares
                                       Before Credit/Reimbursement                   After Credit/Reimbursement***
                                -------------------------------------------  -----------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable       Expenses        Expenses           Net       Expenses       Expenses          Net    Portfolio
                    to Common      Including       Excluding    Investment      Including      Excluding   Investment     Turnover
                  Shares (000)  Interest++(a)   Interest++(a)      Income++  Interest++(a)  Interest++(a)     Income++        Rate
===================================================================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $67,720           1.26%           1.26%         6.09%          1.24%          1.24%        6.11%          14%
2007                   69,323           1.24            1.24          5.97           1.23           1.23         5.98            9
2006                   68,776           1.25            1.25          5.98           1.24           1.24         6.00           13
2005                   71,648           1.24            1.24          6.15           1.24           1.24         6.16           18
2004                   67,806           1.24            1.24          6.37           1.23           1.23         6.38           22

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   28,135           1.32            1.32          6.11           1.02           1.02         6.42           15
2007                   29,072           1.33            1.33          5.84            .95            .95         6.21            9
2006                   29,004           1.29            1.29          5.79            .83            .83         6.24           13
2005                   30,539           1.31            1.31          5.83            .86            .86         6.28           12
2004                   28,904           1.27            1.27          6.05            .81            .81         6.51           26
===================================================================================================================================

                                                       Floating Rate Obligations
                  Preferred Shares at End of Period         at End of Period
--------------------------------------------------------------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
MASSACHUSETTS PREMIUM INCOME (NMT)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $34,000       $25,000      $74,794          $ --         $ --
2007               34,000        25,000       75,973            --           --
2006               34,000        25,000       75,571            --           --
2005               34,000        25,000       77,682            --           --
2004               34,000        25,000       74,857            --           --

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               15,000        25,000       71,892            --           --
2007               15,000        25,000       73,453            --           --
2006               15,000        25,000       73,340            --           --
2005               15,000        25,000       75,899            --           --
2004               15,000        25,000       73,173            --           --
================================================================================

* Distributions from Capital Gains to Preferred Shareholders and Distributions from Capital Gains to Common Shareholders round to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  88-89 spread

Financial
HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                Less Distributions
                              ---------------------------------------------------------------  -------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders     Total
===============================================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                  $14.50        $.90     $  (.21)          $(.26)           $ --    $ .43       $(.65)     $ --      $(.65)
2007                   14.39         .90         .08            (.25)             --      .73        (.62)       --       (.62)
2006                   14.93         .90        (.53)           (.20)             --      .17        (.71)       --       (.71)
2005                   14.04         .92         .90            (.09)             --     1.73        (.84)       --       (.84)
2004                   15.25         .94       (1.22)           (.06)             --     (.34)       (.86)     (.01)      (.87)

MISSOURI PREMIUM INCOME (NOM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   14.27         .89        (.62)           (.20)           (.04)     .03        (.65)     (.13)      (.78)
2007                   14.40         .90        (.08)           (.23)             --*     .59        (.72)       --*      (.72)
2006                   15.11         .92        (.51)           (.17)           (.01)     .23        (.84)     (.10)      (.94)
2005                   14.37         .94         .77            (.09)             --     1.62        (.88)       --       (.88)
2004                   15.40         .96       (1.05)           (.06)             --     (.15)       (.88)       --       (.88)
===============================================================================================================================
                                                               Total Returns
                                                           ---------------------
                          Offering                                        Based
                         Costs and     Ending                                on
                         Preferred     Common                Based       Common
                             Share      Share    Ending         on    Share Net
                      Underwriting      Asset    Market     Market        Asset
                         Discounts      Value     Value      Value**      Value**
=================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
---------------------------------------------------------------------------------
Year Ended 5/31:
2008                          $ --     $14.28    $14.14       2.49%        3.04%
2007                            --      14.50     14.45      12.49         5.12
2006                            --      14.39     13.43     (11.62)        1.20
2005                            --      14.93     15.94      20.95        12.62
2004                            --      14.04     13.90      (6.83)       (2.18)

MISSOURI PREMIUM INCOME (NOM)
---------------------------------------------------------------------------------
Year Ended 5/31:
2008                            --      13.52     14.76      (5.74)         .26
2007                            --      14.27     16.56       5.98         4.17
2006                            --      14.40     16.35      (3.53)        1.57
2005                            --      15.11     17.90      24.38        11.54
2004                            --      14.37     15.15      (5.35)       (1.00)
=================================================================================
                                                               Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                       Ratios to Average Net Assets                  Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement**
                                 -------------------------------------------  -----------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses        Expenses           Net       Expenses       Expenses          Net    Portfolio
                     to Common      Including       Excluding    Investment      Including      Excluding   Investment     Turnover
                   Shares (000)  Interest++(a)   Interest++(a)      Income++  Interest++(a)  Interest++(a)     Income++        Rate
====================================================================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                   $38,873           1.29%           1.29%         5.82%           .84%           .84%        6.26%          13%
2007                    39,458           1.28            1.28          5.67            .77            .77         6.17            6
2006                    39,179           1.29            1.29          5.66            .79            .79         6.16            5
2005                    40,611           1.27            1.27          5.83            .79            .79         6.31            2
2004                    38,121           1.28            1.28          5.94            .75            .75         6.46           97

MISSOURI PREMIUM INCOME (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2008                    31,170           1.52            1.31          6.43           1.51           1.30         6.44            5
2007                    32,826           1.39            1.30          6.15           1.37           1.27         6.18           16
2006                    32,934           1.29            1.29          6.20           1.27           1.27         6.22            9
2005                    34,219           1.29            1.29          6.29           1.28           1.28         6.30           17
2004                    32,231           1.27            1.27          6.44           1.26           1.26         6.45           24
====================================================================================================================================

                                                       Floating Rate Obligations
                  Preferred Shares at End of Period         at End of Period
--------------------------------------------------------------------------------
                Aggregate   Liquidation                  Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage   Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
================================================================================
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008              $20,500       $25,000      $72,407         $  --        $  --
2007               20,500        25,000       73,120            --           --
2006               20,500        25,000       72,779            --           --
2005               20,500        25,000       74,526            --           --
2004               20,500        25,000       71,489            --           --

MISSOURI PREMIUM INCOME (NOM)
--------------------------------------------------------------------------------
Year Ended 5/31:
2008               16,000        25,000       73,703         2,225       22,200
2007               16,000        25,000       76,291         1,975       25,722
2006               16,000        25,000       76,460            --           --
2005               16,000        25,000       78,468            --           --
2004               16,000        25,000       75,360            --           --
================================================================================

* Distributions from Capital Gains to Preferred Shareholders and Distributions from Capital Gains to Common Shareholders round to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                  90-91 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

INDEPENDENT BOARD MEMBERS:
[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of           1997
   333 W. Wacker Drive         the Board             CLASS III             186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company;
                                                                                        Member of the Board of Regents for the
                                                                                        State of Iowa University System;
                                                                                        Director, Gazette Companies; Life Trustee
                                                                                        of Coe College and Iowa College
                                                                                        Foundation; Member of the Advisory
                                                                                        Council of the Department of Finance in
                                                                                        the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director,
                                                                                        Federal Reserve Bank of Chicago;
                                                                                        formerly, President and Chief Operating
                                                                                        Officer, SCI Financial Group, Inc., a
                                                                                        regional financial services firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
   3/6/48                                            2004                               University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          ANNUAL                186          formerly, Dean and Distinguished
   Chicago, IL 60606                                                                    Professor of Finance, School of Business
                                                                                        at the University of Connecticut
                                                                                        (2003-2006); previously, Senior Vice
                                                                                        President and Director of Research at the
                                                                                        Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997),
                                                                                        Credit Research Center at Georgetown
                                                                                        University; Director (since 2004) of
                                                                                        Xerox Corporation; Director (since 2005),
                                                                                        Beta Gamma Sigma International Honor
                                                                                        Society; Director, SS&C Technologies,
                                                                                        Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          CLASS II              186          as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                    Management, President and CEO, Banc One
                                                                                        Investment Advisors Corporation, and
                                                                                        President, One Group Mutual Funds; prior
                                                                                        thereto, Executive Vice President, Banc
                                                                                        One Corporation and Chairman and CEO,
                                                                                        Banc One Investment Management Group;
                                                                                        Member, Board of Regents, Luther College;
                                                                                        member of the Wisconsin Bar Association;
                                                                                        member of Board of Directors, Friends of
                                                                                        Boerner Botanical Gardens; member of
                                                                                        Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and
   9/24/44                                           1997                               Chief Operating Officer (retired, 2004)
   333 W. Wacker Drive         Board member          ANNUAL                186          of Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director,
                                                                                        Dayton Development Coalition; formerly,
                                                                                        member, Business Advisory Council,
                                                                                        Cleveland Federal Reserve Bank.


                                       92

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:
[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Chair New York Racing
   333 W. Wacker Drive         Board member          CLASS I               186          Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                    Commissioner, New York State Commission
                                                                                        on Public Authority Reform (since 2005);
                                                                                        formerly Director, New York State
                                                                                        Division of the Budget (2000-2004),
                                                                                        Chair, Public Authorities Control Board
                                                                                        (2000-2004) and Director, Local
                                                                                        Government Assistance Corporation
                                                                                        (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                           2008                               Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          CLASS II           174(4)          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities
                                                                                        Lending (2007-2004); prior thereto,
                                                                                        various positions with Northern Trust
                                                                                        Company (since 1994); Member: Goodman
                                                                                        Theatre Board (Since 2004); Chicago
                                                                                        Fellowship Boards (since 2005),
                                                                                        University of Illinois Leadership Council
                                                                                        Board (since 2007) and Catalyst Schools
                                                                                        of Chicago Board (since 2008); formerly
                                                                                        Member: Northern Trust Mutual Funds Board
                                                                                        (2005-2007), Northern Trust Japan Board
                                                                                        (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                           2008                               and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          CLASS II           174(4)          Investments, Inc.; Chief Executive
   Chicago, IL 60606                                                                    Officer (since 2007) of Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Nuveen Investments Advisors, Inc.
                                                                                        formerly, President (1999-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments,
                                                                                        LLC; Managing Director (since 2002),
                                                                                        Associate General Counsel and Assistant
                                                                                        Secretary, of Nuveen Asset Management;
                                                                                        Vice President and Assistant Secretary of
                                                                                        NWQ Investment Management Company, LLC.
                                                                                        (since 2002), Nuveen Investments Advisers
                                                                                        Inc. (since 2002), Symphony Asset
                                                                                        Management LLC, and NWQ Investment
                                                                                        Management Company, LLC (since 2003),
                                                                                        Tradewinds Global Investors, LLC, and
                                                                                        Santa Barbara Asset Management, LLC
                                                                                        (since 2006); Nuveen HydePark Group LLC
                                                                                        and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director, Associate
                                                                                        General Counsel and Assistant Secretary
                                                                                        of Rittenhouse Asset Management, Inc.
                                                                                        (since 2003); Managing Director (since
                                                                                        2004) and Assistant Secretary (since
                                                                                        1994) of Nuveen Investments, Inc.;
                                                                                        formerly, Managing Director (2002-2004),
                                                                                        General Counsel (1998-2004) and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(5);
                                                                                        Chartered Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        2007                  120          (since 1999), prior thereto, Managing
   Chicago, IL 60606                                                                    Director of Structured Investments.


                                       93

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(6)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] CEDRIC H. ANTOSIEWICZ
   1/11/62                                                                              Managing Director, (since 2004)
   333 W. Wacker Drive         Vice President        2007                  120          previously, Vice President (1993-2004) of
   Chicago, IL 60606                                                                    Nuveen Investments, LLC.

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1998                  186          LLC, Managing Director (2004) formerly,
   Chicago, IL 60606                                                                    Vice President (1998-2004) of Nuveen
                                                                                        Advisory Corp. and Nuveen Institutional
                                                                                        Advisory Corp.(5); Managing Director
                                                                                        (since 2005) of Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                    President and Funds Controller
                                                                                        (1998-2004) of Nuveen Investments, Inc.;
                                                                                        Certified Public Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General
   Chicago, IL 60606           Vice President                                           Counsel (2003-2006) of Nuveen
                                                                                        Investments, LLC; Vice President (since
                                                                                        2006) and Assistant Secretary (since
                                                                                        2008) of Nuveen Asset Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since
                                                                                        1997) of Nuveen Asset Management; Vice
                                                                                        President (since 2000), Assistant
                                                                                        Secretary and Assistant General Counsel
                                                                                        (since 1998) of Rittenhouse Asset
                                                                                        Management, Inc.; Vice President and
                                                                                        Assistant Secretary of Nuveen Investments
                                                                                        Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC
                                                                                        (since 2003), Tradewinds Global
                                                                                        Investors, LLC, Santa Barbara Asset
                                                                                        Management LLC (since 2006) and of Nuveen
                                                                                        HydePark Group, LLC and Richards
                                                                                        & Tierney, Inc. (since 2007); formerly,
                                                                                        Vice President and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(5)


                                       94

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(6)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER

OFFICERS OF THE FUND:
[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQ Holdings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group,
                                                                                        LLC and Richards & Tierney, Inc. (since
                                                                                        2007); Managing Director (since 2008),
                                                                                        formerly, Vice President (2007-2008) and
                                                                                        Assistant General Counsel, Nuveen
                                                                                        Investments, Inc. prior thereto, Partner,
                                                                                        Bell, Boyd & Lloyd LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         and Assistant         2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investment, Inc. (since 2008); prior
                                                                                        thereto, Associate, Skadden, Arps, Slate
                                                                                        Meagher & Flom LLP (2002-2008).


[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  186          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002);
                                                                                        Certified Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and
   333 W. Wacker Drive         and Assistant         2008                  186          Assistant Secretary, Nuveen Asset
   Chicago, IL 60606           Secretary                                                Management (since 2008); Vice President
                                                                                        and Assistant General Counsel, Nuveen
                                                                                        Investments Inc. (since 2008); prior
                                                                                        thereto, Counsel, Vedder Price P.C.
                                                                                        (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Mr. Amboian and Mr. Toth are standing for election to the Boards of twelve Nuveen closed-end funds whose annual meeting on June 30, 2008 was adjourned to July 29, 2008.

(5) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(6) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds;

the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Fund's other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the respective Fund and all of its shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective Fund's investment objectives and strategies thereby hindering a meaningful comparison of the Fund's performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

With respect to municipal funds, the Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008. The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. With respect to closed-end funds, the Independent Board Members also considered, among other things, the differences in the use of leverage and with respect to municipal funds, the Independent Board Members considered the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. With respect to municipal funds, such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of such Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular Fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its Funds in the complex and therefore all Funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.   INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
  EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.



BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No common or preferred shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------


SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $153 billion in assets, as of March 31, 2008, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:     www.nuveen.com/etf

                                      Share prices
                                      Fund details
                                      Daily financial news
                                      Investor education
                                      Interactive planning tools


                                                                     EAN-B-0508D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

              Nuveen Connecticut Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                         AUDIT FEES BILLED      AUDIT-RELATED FEES           TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                           TO FUND (1)         BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------------
May 30, 2008                                  $ 8,952                  $ 0                   $ 500                 $   800
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                   0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------
May 31, 2007                                  $ 7,881                  $ 0                   $   0                 $ 2,250
--------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                   0%                      0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES      TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND       ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND        AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS      SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
May 30, 2008                                    $ 0                    $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
May 31, 2007                                    $ 0                    $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                     0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                             AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                             RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)       ENGAGEMENTS)          TOTAL
-----------------------------------------------------------------------------------------------------------------------------
May 30, 2008                                 $ 1,300                    $ 0                     $ 0             $ 1,300
May 31, 2007                                 $ 2,250                    $ 0                     $ 0             $ 2,250

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax
Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of May 31, 2008, the members of the audit committee are Robert P. Bremner, Jack
B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                        FUND
Cathryn P. Steeves          Nuveen Connecticut Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                     TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER        MANAGED                        ACCOUNTS      ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves   Registered Investment Company          41    $8.302 billion
                     Other Pooled Investment Vehicles       0     $0
                     Other Accounts                         0     $0

* Assets are as of May 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,385 securities with an aggregate current market value of $1,052 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves         Nuveen Connecticut Dividend Advantage          $0                $10,001-$50,000
                           Municipal Fund

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD is currently a portfolio manager for 42 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University as well as an MA, an MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 7, 2008
    -------------------------------------------------------------------